================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                  REGISTRATION STATEMENT (NO. 333-11763) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.
                         POST-EFFECTIVE AMENDMENT NO. 2
                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940
                                AMENDMENT NO. 3
                             VANGUARD TREASURY FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

                IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE on March 26, 1997, pursuant to paragraph (b) of Rule 485 of the Securities Act of 1933.

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.

     WE HAVE ELECTED TO REGISTER AN INDEFINITE NUMBER OF SHARES UNDER THIS REGISTRATION STATEMENT PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. WE FILED OUR RULE 24F-2 NOTICE FOR THE PERIOD ENDED NOVEMBER 30, 1996 ON JANUARY 31, 1997.

================================================================================

                             VANGUARD TREASURY FUND

                             CROSS REFERENCE SHEET

                         FORM N-1A
                        ITEM NUMBER                                   LOCATION IN PROSPECTUS
    Item 1.   Cover Page....................................   Cover Page
    Item 2.   Synopsis......................................   Highlights
    Item 3.   Condensed Financial Information...............   Financial Highlights
    Item 4.   General Description of Registrant.............   Investment Strategies; Investment
                                                               Limitations; Investment Policies;
                                                               General Information
    Item 5.   Management of the Fund........................   Management of the Fund; The Funds and
                                                               Vanguard
    Item 6.   Capital Stock and Other Securities............   Investing with Vanguard; Buying
                                                               Shares; Redeeming Shares; Share
                                                               Price; Dividends and Taxes; General
                                                               Information
    Item 7.   Purchase of Securities Being Offered..........   Cover Page; Investing with Vanguard;
                                                               Buying Shares
    Item 8.   Redemption or Repurchase......................   Redeeming Shares
    Item 9.   Pending Legal Proceedings.....................   Not Applicable

                         FORM N-1A                                     LOCATION IN STATEMENT
                        ITEM NUMBER                                  OF ADDITIONAL INFORMATION
   Item 10.   Cover Page....................................   Cover Page
   Item 11.   Table of Contents.............................   Cover Page
   Item 12.   General Information and History...............   Investment Objectives and Policies
   Item 13.   Investment Objective and Policies.............   Investment Objectives and Policies;
                                                               Investment Limitations
   Item 14.   Management of the Fund........................   Management of the Fund
   Item 15.   Control Persons and Principal Holders of
              Securities....................................   Management of the Fund
   Item 16.   Investment Advisory and Other Services........   Management of the Fund
   Item 17.   Brokerage Allocation..........................   Not Applicable
   Item 18.   Capital Stock and Other Securities............   Financial Statements
   Item 19.   Purchase, Redemption and Pricing of Securities
              Being Offered.................................   Purchase of Shares; Redemption of
                                                               Shares;
   Item 20.   Tax Status....................................   Appendix
   Item 21.   Underwriters..................................   Not Applicable
   Item 22.   Calculations of Yield Quotations of Money
              Market Fund...................................   Calculation of Yield
   Item 23.   Financial Statements..........................   Financial Statements

                               [COVER OF A SHIP]


                                     VANGUARD MONEY
                                     MARKET PORTFOLIOS

                                     Prospectus
                                     March 26, 1997

----------
VANGUARD MONEY
MARKET RESERVES

-        PRIME PORTFOLIO

-        FEDERAL PORTFOLIO


VANGUARD TREASURY
MONEY MARKET
PORTFOLIO

This prospectus contains financial data for the Portfolios through the fiscal year ended November 30, 1996.


                                              [THE VANGUARD GROUP LOGO]

VANGUARD MONEY MARKET RESERVES,
VANGUARD TREASURY MONEY MARKET PORTFOLIO               Money Market Mutual Funds


CONTENTS

Portfolio Expenses          3
Financial Highlights        5
A Word About Risk           7
The Portfolios'
Objectives                  7
Who Should Invest           7
Investment Policies         8
Investment Limitations     11
Investment
Performance                11
Share Price                13
Dividends and Taxes        13
The Funds and
Vanguard                   13
Investment Adviser         14
General Information        14
Investing
with Vanguard              15
Services and
Account Features           15
Types of Accounts          16
Distribution Options       17
Buying Shares              17
Redeeming Shares           19
Fund and Account Updates   22
Prospectus Postscript      23
Risk Quiz                  24
Glossary    Inside Back Cover

INVESTMENT OBJECTIVES AND POLICIES
Vanguard Money Market Reserves, Inc. is a diversified, open-end investment company that consists of two separate Portfolios: Federal and Prime. The Treasury Money Market Portfolio is part of Vanguard Treasury Fund, which is a diversified, open-end investment company as well.

         Each Portfolio seeks to provide current income and to maintain liquidity and a stable share price of $1.00. Each Portfolio focuses on specific high-quality, short-term money market instruments, such as securities backed by the full faith and credit of the U.S. government, securities issued by U.S. government agencies, or obligations issued by corporations and financial institutions.

         IT IS IMPORTANT TO NOTE THAT EACH PORTFOLIO SEEKS TO MAINTAIN, BUT DOES NOT GUARANTEE, A STABLE NET ASSET VALUE OF $1.00 PER SHARE. IN ADDITION, NONE OF THE PORTFOLIOS' SHARES IS GUARANTEED OR INSURED BY THE FDIC, THE U.S. GOVERNMENT, OR ITS AGENCIES.

FEES AND EXPENSES
The Portfolios are offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in each Portfolio's expense ratio.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS
Statements of Additional Information (dated March 26, 1997) containing more information about the Portfolios are, by reference, part of this prospectus and may be obtained without charge by writing to Vanguard or by calling our Investor Information Department at 1-800-662-7447.

         The Prime Portfolio features two, separate classes of shares. For investments of $10 million or more, the Portfolio offers Prime Portfolio Institutional Shares (available through a separate prospectus). Prime Portfolio Shares and Prime Portfolio Institutional Shares do not have the same expenses; as a result, the performance of these separate classes could differ.

WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the objectives, risks, and policies of the three Portfolios. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether one of the Portfolios is the right investment for you.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PORTFOLIO PROFILE                                 Vanguard Money Market Reserves
                                        Vanguard Treasury Money Market Portfolio



WHO SHOULD INVEST (page 7)

- Investors seeking a money market mutual fund as part of a balanced and diversified investment program.

-        Investors uncomfortable with share-price fluctuations.

-        Investors seeking current income.

- Investors needing a temporary holding place for a portion of their assets.

WHO SHOULD NOT INVEST

-        Investors seeking growth of their investment over time.

-        Investors looking for a fund that invests in stocks or bonds.

RISKS OF THE PORTFOLIOS (pages 7 - 10)

Each Portfolio is subject to income risk (the chance that falling short-term interest rates will cause the Portfolios' income -- and thus the Portfolios' return -- to decline) and manager risk (the chance that poor security selection will cause a Portfolio to lag similar funds). In addition, while the credit quality of all three Portfolios is expected to be very high, each Portfolio is subject to some degree of credit risk (the chance that the issuer of a security will be unable to pay interest and principal in a timely manner). More detailed information about risk -- including risks specific to each Portfolio -- is provided beginning on page 8.

DIVIDENDS (page 13)

Dividends are declared daily and paid on the first business day of each month.

INVESTMENT ADVISER (page 14)
Vanguard Fixed Income Group, Valley Forge, PA, manages each of the three Portfolios.

Minimum Initial Investment for Each Portfolio: $3,000; $1,000 for IRAs and custodial accounts for minors

ACCOUNT FEATURES (pages 15 - 19)

-       Telephone Redemption

-       Checkwriting

-       Vanguard Direct Deposit Service(sm)

-       Vanguard Automatic Exchange Service(sm)

-       Vanguard Fund Express(R)

-       Vanguard Dividend Express(sm)

AVERAGE ANNUAL TOTAL RETURNS --
PERIODS ENDED NOVEMBER 30, 1996

                                              1 YEAR        5 YEARS      10 YEARS
                                              -----------------------------------
Treasury Money
  Market Portfolio*                             5.1%          4.1%          5.6%
Lipper U.S. Treasury Money
  Market Average                                4.8           3.9           5.4
Federal Portfolio                               5.2%          4.3%          5.8%
Lipper U.S. Government
  Money Market Average                          4.8           3.9           5.4
Prime Portfolio                                 5.3           4.4           6.0
Lipper Non-Government
  Money Market Average                          4.8%          3.9%          5.5%
--------------------------------------------------------------------------------

*Formerly known as Vanguard Money Market Reserves -  U.S. Treasury Portfolio.



In evaluating past performance, remember that it is not indicative of future performance. Performance figures include the reinvestment of any dividends. The returns shown are net of expenses, but they do not reflect income taxes an investor would have incurred. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

PORTFOLIO PROFILE (continued)                     Vanguard Money Market Reserves
                                        Vanguard Treasury Money Market Portfolio





                                                 TREASURY
                                               MONEY MARKET*        FEDERAL            PRIME
-------------------------------------------------------------------------------------------------

Inception Date:                                   12/2/96           7/13/81           6/4/75
Net Assets as of 11/30/96:                     $2.92 billion     $3.10 billion    $22.22 billion

Expense Ratio for the Year

   Ended 11/30/96:                                 0.32%             0.32%             0.32%

Fees
   Loads, 12b-1 Marketing Fees:                    None              None              None
Suitable for IRAs:                                 Yes               Yes               Yes

Newspaper Abbreviation:**                        VangTrsy           VangFdl           VangPr

Vanguard Fund Number:                               050               033               030
-------------------------------------------------------------------------------------------------


*On 12/2/96, Vanguard Money Market Reserves - U.S. Treasury Portfolio was reorganized as a separate portfolio of Vanguard Treasury Fund and renamed the Treasury Money Market Portfolio.

**Money market portfolios are listed separately from the daily mutual fund listings.

PORTFOLIO EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in one of the Portfolios.

         As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of any Portfolio:

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases:                            None
Sales Load Imposed on Reinvested Dividends:                 None
Redemption Fees:                                            None
Exchange Fees:                                              None

         The next table illustrates the operating expenses that you would incur as a shareholder of each Portfolio. These expenses are deducted from the Portfolio's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering the Portfolios, providing shareholder services, and other activities. The expenses shown in the table are based upon expenses incurred in the fiscal year ended November 30, 1996 (the expenses for the Treasury Money Market Portfolio are based upon those of Vanguard Money Market Reserves - U.S. Treasury Portfolio for its fiscal year ended November 30, 1996).
ANNUAL PORTFOLIO OPERATING EXPENSES (as a percentage of average net assets)

                                  TREASURY MONEY       FEDERAL      PRIME
                                  MARKET PORTFOLIO    PORTFOLIO    PORTFOLIO
--------------------------------------------------------------------------------
Management and
   Administrative Expenses:             0.26%          0.26%          0.26%
Investment Advisory Expenses:           0.01%          0.01%          0.01%
12b-1 Marketing Fees:                   None           None           None
Other Expenses
   Marketing and Distribution
     Costs:                      0.03%          0.03%         0.03%
   Miscellaneous Expenses
     (e.g., Taxes, Auditing):    0.02%                 0.02%          0.02%
                                 ----                  ----           ----
Total Other Expenses:                   0.05%          0.05%          0.05%
TOTAL OPERATING EXPENSES                ----           ----           ----
   (EXPENSE RATIO):                     0.32%          0.32%          0.32%
                                        ====           ====           ====

                                PLAIN TALK ABOUT
                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.

                                   PLAIN TALK
                                     ABOUT

                                 FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the average net assets of the fund. For instance, the Prime Portfolio's expense ratio in fiscal year 1996 was 0.32%, or $3.20 per $1,000 of average net assets. The average money market fund had expenses in 1996 of 0.72%, or $7.20 per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.

The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes (1) that the Portfolio provides a return of 5% a year and (2) that you redeem your investment at the end of each period.

PORTFOLIO                     1 YEAR  3 YEARS   5 YEARS  10 YEARS
-----------------------------------------------------------------
Treasury Money Market            $3      $10       $18      $41
Federal                          $3      $10       $18      $41
Prime                            $3      $10       $18      $41
-----------------------------------------------------------------

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following financial highlights tables show the results for a share outstanding for each of the last ten years ended November 30, 1996. The financial highlights for the fiscal years ended November 30 were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with each Portfolio's financial statements and accompanying notes, which appear in Vanguard Money Market Reserves' most recent Annual Report (along with the audit report from Price Waterhouse). The Annual Report (which includes information on the U.S. Treasury Portfolio) is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of each Portfolio's performance. You may have the Report sent to you without charge by writing to Vanguard or by calling our Investor Information Department.

                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE
This explanation uses the Treasury Money Market Portfolio as an example. The Treasury Money Market Portfolio (known as the U.S. Treasury Portfolio until December 2, 1996) began fiscal 1996 with a net asset value (price) of $1.00 per share. During the year, the Portfolio earned $.050 per share from investment income (interest and dividends). All of these earnings were returned to shareholders in the form of dividend distributions. The earnings ($.050 per share) less distributions ($.050 per share) resulted in a share price of $1.00 at the end of the year. Assuming that the shareholder had reinvested the distribution in the purchase of more shares, total return from the Portfolio was 5.11% for the year.
         As of November 30, 1996, the Portfolio had more than $2.91 billion in net assets; an expense ratio of 0.32% ($3.20 per $1,000 of net assets); and net investment income amounting to 4.99% of its average net assets.

                                     TREASURY MONEY MARKET PORTFOLIO*
                          --------------------------------------------------------------------------------------------------------
                                           Year Ended November 30,
                          --------------------------------------------------------------------------------------------------------
                            1996       1995       1994       1993       1992       1991       1990     1989       1988       1987
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD      $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00   $ 1.00     $ 1.00     $ 1.00
                          --------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income      .050       .053       .036       .028       .036       .058       .077     .085       .068       .058
 Net Realized and
  Unrealized Gain (Loss)
  on Investments              --         --         --         --         --         --         --       --         --         --
                          --------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT
   OPERATIONS               .050       .053       .036       .028       .036       .058       .077     .085       .068       .058
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income        (.050)     (.053)     (.036)     (.028)     (.036)     (.058)     (.077)   (.085)     (.068)     (.058)
 Distributions from
  Realized Capital Gains      --         --         --         --         --         --         --       --         --         --
                          --------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS      (.050)     (.053)     (.036)     (.028)     (.036)     (.058)     (.077)   (.085)     (.068)     (.058)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD            $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00   $ 1.00     $ 1.00     $ 1.00
==================================================================================================================================
TOTAL RETURN                5.11%      5.47%      3.63%      2.86%      3.68%      5.94%      8.02%    8.89%      7.02%      5.99%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)        $2,917     $2,527     $2,056     $1,751     $2,321     $2,092     $1,594   $  412     $  140     $  113
Ratio of Expenses to
 Average Net Assets         0.32%      0.32%      0.32%      0.32%      0.30%      0.30%      0.30%    0.31%**    0.70%**    0.79%**
Ratio of Net Investment
 Income to Average
 Net Assets                 4.99%      5.33%      3.59%      2.83%      3.60%      5.76%      7.74%    8.44%      6.85%      5.80%
----------------------------------------------------------------------------------------------------------------------------------

*  Formerly known as Vanguard Money Market Reserves - U.S. Treasury Portfolio.

** Insurance premiums represent 0.40%, 0.42% and 0.44%.

                                                                  FEDERAL PORTFOLIO
                           --------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED NOVEMBER 30,
                           --------------------------------------------------------------------------------------------------------
                             1996       1995       1994       1993       1992       1991       1990       1989       1988      1987
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD       $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00    $ 1.00
                           --------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income       .051       .056       .038       .029       .038       .060       .078       .088       .070      .061
 Net Realized and
  Unrealized Gain (Loss)
  on Investments               --         --         --         --         --         --         --         --         --        --
                           --------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT
   OPERATIONS                .051       .056       .038       .029       .038       .060       .078       .088       .070      .061
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income         (.051)     (.056)     (.038)     (.029)     (.038)     (.060)     (.078)     (.088)     (.070)    (.061)
 Distributions from
  Realized Capital Gains       --         --         --         --         --         --         --         --         --        --
                           --------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS       (.051)     (.056      (.038      (.029)     (.038)     (.060)     (.078)     (.088)     (.070)    (.061)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD             $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00    $ 1.00
===================================================================================================================================
TOTAL RETURN                 5.26%      5.77%      3.82%      2.98%      3.83%      6.18%      8.14%      9.15%      7.20%     6.25%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)         $3,100     $2,637     $2,196     $1,907     $1,986     $2,000     $1,950     $1,531     $1,214    $  839
Ratio of Expenses to
 Average Net Assets          0.32%      0.32%      0.32%      0.32%      0.30%      0.30%      0.30%      0.28%      0.33%     0.37%
Ratio of Net Investment
 Income to Average
 Net Assets                  5.13%      5.61%      3.78%      2.94%      3.76%      6.01%      7.90%      8.78%      7.00%     6.10%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                              PRIME PORTFOLIO
                           --------------------------------------------------------------------------------------------------------
                                                                            Year Ended November 30,
                           --------------------------------------------------------------------------------------------------------
                             1996       1995       1994       1993       1992       1991       1990       1989       1988      1987
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD       $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00    $ 1.00
                           --------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income       .052       .057       .038       .030       .038       .062       .080       .090       .072      .063
 Net Realized and
  Unrealized Gain (Loss)
  on Investments               --         --         --         --         --         --         --         --         --        --
                           --------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT
   OPERATIONS                .052       .057       .038       .030       .038       .062       .080       .090       .072      .063
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income         (.052)     (.057)     (.038)     (.030)     (.038)     (.062)     (.080)     (.090)     (.072)    (.063)
 Distributions from
  Realized Capital Gains       --         --         --         --         --         --         --         --         --        --
                           --------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS       (.052)     (.057)     (.038)     (.030)     (.038)     (.062)     (.080)     (.090)     (.072)    (.063)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD             $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00    $ 1.00
===================================================================================================================================
TOTAL RETURN                 5.31%      5.82%      3.87%      3.02%      3.89%      6.39%      8.32%      9.40%      7.47%     6.49%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)        $22,218    $18,764    $15,109    $12,367    $12,638    $13,496    $13,579    $11,067     $6,863    $4,088
Ratio of Expenses to
 Average Net Assets          0.32%      0.32%      0.32%      0.32%      0.30%      0.30%      0.30%      0.28%      0.33%     0.37%
Ratio of Net Investment
 Income to Average
 Net Assets                  5.18%      5.64%      3.84%      2.98%      3.82%      6.20%      8.06%      9.05%      7.28%     6.30%
-----------------------------------------------------------------------------------------------------------------------------------

   From time to time, the Vanguard funds advertise yield and total return figures. Yield is an historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus any capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.

A WORD ABOUT RISK

This prospectus describes the risks you will face as an investor in the Treasury Money Market, Federal, and Prime Portfolios. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in one or more of the Portfolios, you should weigh your desire for income with your need to protect your investment.

         Look for this "warning flag" symbol [FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of any of the three Portfolios, may confront.

THE PORTFOLIOS' OBJECTIVES

Each Portfolio seeks to provide current income while maintaining liquidity and a stable net asset value of $1.00 per share. These objectives are fundamental, which means that they cannot be changed unless a majority of Portfolio's shareholders vote to do so.


WHO SHOULD INVEST

Any of the Portfolios may be a suitable investment for you if:

- You wish to add a money market portfolio to your existing holdings, which could include other cash -- as well as stock, bond, and tax-exempt -- investments.

-        You want an investment that does not fluctuate in value.

-        You want current income.

-        You characterize your investment temperament as "very conservative."

- You want to be able to move your money into stock or bond investments quickly and without penalty.

         Each Portfolio is intended to serve most investors' short-term needs. However, investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Portfolio's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Portfolios have adopted the following policies:

- Each of the Portfolios reserves the right to reject any purchase request -- including exchanges from other Vanguard Funds -- that it regards as disruptive to the efficient management of the Portfolio. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

-        The Portfolios reserve the right to stop offering shares at any time.

                                PLAIN TALK ABOUT
                                  CASH RESERVES

Cash reserves are any investment that can be easily converted into cash with little or no cost or penalty. A money market mutual fund, a checking account or certificate of deposit (CD) at a bank, and Treasury bills issued by the U.S. government are examples of cash reserves. Keep in mind, however, that each type varies in its credit quality and its ability to provide a competitive yield.

INVESTMENT POLICIES

This section explains how the Portfolios' investment adviser pursues the objectives of income, liquidity, and stability. It also explains several important risks -- income risk, manager risk, and credit risk -- faced by Portfolio shareholders. Unlike the Portfolios' objectives, the Portfolios' policies are not fundamental and can be changed by the Portfolios' boards of directors or trustees without shareholder approval. However, before making any important change in its policies, the Portfolios will give shareholders 30-days notice, in writing.

MARKET EXPOSURE

Each Portfolio invests in very high-quality money market instruments -- also known as cash reserves -- that are considered short term (that is, they mature in 13 months or less). Each Portfolio will maintain a dollar-weighted average maturity of 90 days or less.

[FLAG] EACH PORTFOLIO IS SUBJECT TO INCOME RISK, WHICH IS THE POSSIBILITY THAT A PORTFOLIO'S DIVIDENDS (THAT IS, INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. BECAUSE THE PORTFOLIOS' INCOME IS BASED ON SHORT-TERM INTEREST RATES -- WHICH CAN FLUCTUATE SIGNIFICANTLY OVER SHORT PERIODS -- INCOME RISK IS EXPECTED TO BE HIGH FOR ALL THREE PORTFOLIOS.

         To illustrate how the yields of short-term securities can fluctuate as interest rates rise and fall, the following chart shows month-end yields for short-term securities (as represented by 90-day Treasury bills) and long-term securities (as represented by 30-year U.S. Treasury bonds) over the past five years.


                    SHORT-TERM AND LONG-TERM MONTH-END YIELDS
                                  (1992 - 1996)

                                  [GRAPH]



These yields reflect past performance and should not be regarded as an indication of future returns from either Treasury bills or bonds as a whole or any of the Fund's Portfolios in particular.

SECURITY SELECTION

Vanguard Fixed Income Group, adviser to the Portfolios, selects high-quality money market instruments. Each Portfolio focuses on securities of a particular class of issuer (for example, the U.S. government, U.S. government agencies, financial institutions).

[FLAG] EACH PORTFOLIO IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT VANGUARD FIXED INCOME GROUP MAY DO A POOR JOB OF SELECTING SECURITIES.

         The Treasury Money Market Portfolio invests solely in securities whose interest and principal payments are backed by the full faith and credit of the U.S. government. At least 80% of the Portfolio's assets will always be invested in U.S. Treasury securities. The remainder of the Portfolio's assets may include securities issued by the U.S. Treasury and other government agencies, such as the Government National Mortgage Association (GNMA), the Small Business Administration, and the Federal Financing Bank.

         The Federal Portfolio invests in securities whose interest and principal payments are backed by the full faith and credit of the U.S. government or by an agency of the government (these agency securities are not backed by the full faith and credit of the U.S. government). These agencies include, among others, the Federal Home Loan Bank, the Federal National Mortgage Association (FNMA), the Tennessee Valley Authority, and the Federal Land Bank.

         The Prime Portfolio invests in certificates of deposit, bankers acceptances, commercial paper, and other money market securities rated Prime-1 by Moody's Investors Service, Inc., or A-1 by Standard & Poor's Corporation. Securities that are unrated must be issued by a corporation with a debt rating of Aa3 or better by Moody's or AA- or better by Standard & Poor's. The Prime Portfolio also invests in short-term corporate, state, and municipal obligations rated Aa3 or better by Moody's or AA- or better by Standard & Poor's; and securities that are considered suitable for the Federal Portfolio (see the previous paragraph).

         The Prime Portfolio may also invest in Eurodollar and Yankee obligations, which are certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include the possibility that a foreign government will not let U.S. dollar-denominated assets leave the country; the possibility that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and the possibility that adverse political or economic developments will affect investments in a foreign country. Before the Portfolio's adviser selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as the issuers of domestic securities.


                                PLAIN TALK ABOUT
                            MONEY MARKET INSTRUMENTS

The term "money market instruments" refers to a variety of short-term investments, usually with a maturity of 13 months or less. Some common types are Treasury bills and notes, which are securities issued by the U.S. government; commercial paper, which is a promissory note issued by a large company or financial firm; bankers acceptances, which are credit instruments guaranteed by a bank; and negotiable certificates of deposit, which are issued by banks in large denominations.

                                PLAIN TALK ABOUT
                           CREDIT QUALITY AND RATINGS

A money market instrument's credit quality depends upon the issuer's ability to pay interest on the security and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance (in the rating agency's opinion) the security's issuer will default, or fail to meet its payment obligations. Direct U.S. Treasury obligations (that is, securities backed by the U.S. government) carry the highest credit ratings. All things being equal, money market instruments with greater credit risk offer higher yields.

                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) and at a specific price.


                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value, or interest rate, is based on (or "derived" from) a traditional security (such as a stock or bond), money market benchmark (such as U.S. Treasury bill rates or Federal Funds Effective
Rate), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index).

         In addition, each Portfolio may invest up to 10% of its net assets in restricted or illiquid securities. Restricted or illiquid securities are not freely marketable or are subject to legal restrictions on their sale.

[FLAG] EACH PORTFOLIO IS SUBJECT, TO A LIMITED EXTENT, TO CREDIT RISK, WHICH IS THE POSSIBILITY THAT THE ISSUER OF A SECURITY WILL BE UNABLE TO REPAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

         The three Portfolios differ mainly in terms of credit risk. In absolute terms, each Portfolio's credit quality is very high.

         In relative terms, the Treasury Money Market Portfolio, which invests in securities backed by the full faith and credit of the U.S. Government, offers the lowest credit risk -- and generally the lowest yield -- of the three Portfolios.

         Not all of the securities included in the Federal Portfolio are backed by the full faith and credit of the U.S. government, and so the Portfolio's potential credit risk and yield are somewhat higher than the Treasury Money Market Portfolio.

         While the credit quality of its securities is very high, the Prime Portfolio invests in money market securities of private financial and nonfinancial corporations; therefore, it offers the highest credit risk and generally the highest yield of the three Portfolios.

         Bear in mind that, while each Portfolio invests in high-quality money market instruments, the three Portfolios are not insured or guaranteed by the FDIC or any other agency of the U.S. government.

[FLAG] THE PRIME AND FEDERAL PORTFOLIOS RESERVE THE RIGHT TO INVEST IN REPURCHASE AGREEMENTS, WHICH ARE SUBJECT TO SPECIFIC RISKS.

         Repurchase agreements carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another person. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's adviser believes that these risks can be controlled through careful security selection and monitoring.

[FLAG] THE PORTFOLIOS RESERVE THE RIGHT TO INVEST, TO A LIMITED EXTENT, IN FLOATING-RATE SECURITIES, WHICH ARE TRADITIONAL TYPES OF DERIVATIVES.

         A floating-rate security's interest rate, as the name implies, is not set; instead, it fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). These securities reset their yields on a periodic basis (for example, daily, weekly, or quarterly) and are closely correlated to changes in money market interest rates.

         The Portfolios will not use derivatives for speculative purposes or as leveraged investments that magnify the risks of an investment.

PORTFOLIO TURNOVER

Because of the short-term nature of money market instruments, the turnover rate for each Portfolio is expected to be high. This high turnover rate should not increase Portfolio costs, however, since brokerage commissions are not usually charged for the purchase or sale of money market instruments.

INVESTMENT LIMITATIONS

To reduce risk and maintain diversification, the Portfolios have adopted limits on some of their investment policies. Specifically, each Portfolio will not:

- Invest more than 5% of its assets in the securities of any one issuer, excluding the U.S. government.

-        Buy more than 10% of any class of securities of any issuer.

- Invest more than 25% of its assets in any one industry, excluding obligations of the U.S. government, certificates of deposit, and U.S. bankers acceptances.

-        Borrow money from a bank, except for temporary or emergency purposes.
         Amounts borrowed will not exceed 15% of the Portfolio's net assets. When borrowing exceeds 5% of the Portfolio's total net assets, the Portfolio will not make additional investments. In borrowing, each Portfolio may be leveraged and may rise or fall in value more rapidly.

         The limitations listed in this prospectus and in the Statements of Additional Information are fundamental and may be changed only by approval of a majority of the Portfolios' shareholders.


INVESTMENT PERFORMANCE

The Portfolios invest in short-term securities; therefore, their performance is closely correlated to short-term interest rates. Historically, short-term interest rates' up-and-down fluctuations have been influenced primarily by Federal Reserve policy and by market supply and demand.

                                PLAIN TALK ABOUT
                                PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

                          AVERAGE ANNUAL TOTAL RETURNS
                           FOR PERIODS ENDED 11/30/96



                              1 YEAR           5 YEARS         10 YEARS
                              ------           -------         --------
TREASURY MONEY MARKET
  PORTFOLIO*                   5.1%              4.1%            5.6%

LIPPER U.S. TREASURY MONEY
  MARKET AVERAGE               4.8%              3.9%            5.4%


                              1 YEAR           5 YEARS         10 YEARS
                              ------           -------         --------
FEDERAL PORTFOLIO              5.2%              4.3%            5.8%

LIPPER U.S. GOVERNMENT
  MONEY MARKET AVERAGE         4.8%              3.9%            5.4%



                              1 YEAR           5 YEARS         10 YEARS
                              ------           -------         --------
PRIME PORTFOLIO                5.3%              4.4%            6.0%

LIPPER NON-GOVERNMENT
  MONEY MARKET AVERAGE         4.8%              3.9%            5.5%




*Formerly known as Vanguard Money Market Reserves - U.S. Treasury Portfolio.

         The results shown above represent the Portfolios' "average annual total return" performance, which assumes that any distributions of dividends were reinvested for the indicated periods. Also included is comparative information on industry money market averages. The chart does not make any allowance for federal, state, or local income taxes that shareholders must pay on a current basis.

SHARE PRICE

Each Portfolio's share price, called its net asset value, is expected to remain at a constant $1.00. Although the stable share price is not guaranteed, the Portfolios are managed and securities are purchased to maintain that price.


DIVIDENDS AND TAXES

Each Portfolio's dividends accrue daily. On the first business day of every month, the Portfolios distribute to shareholders virtually all of their income from interest as dividend distributions. As a shareholder, you are entitled to your share of a Portfolio's income from interest and dividends. You can receive income distributions in cash, or you may have them automatically reinvested in more shares of the Portfolio. In either case, distributions that are earned in December -- even if paid to you in January -- are taxed as if they had been paid in December. Vanguard will process your dividend distributions and send you a statement each year showing the tax status of all of your distributions.

- The dividends that you receive are taxable to you as ordinary dividend income whether received in cash or reinvested in additional shares.

- Distributions of dividends may be subject to state and local taxes as well. However, depending on your state's tax rules, the portion of a Portfolio's dividends that come from U.S. Treasury securities and other "direct" U.S. Treasury obligations may be exempt from state and local income taxes. The Portfolios will notify you each year how much, if any, of your distribution may qualify for this exemption.

- As a Delaware business trust and a portfolio made up of direct U.S. government obligations, the Treasury Money Market Portfolio should be exempt from any intangibles taxes to the extent that its securities are direct U.S. government obligations. The Portfolio will notify you each year how much, if any, of the Portfolio's assets qualify for this exemption.

         The tax information in this prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in one or more of the Portfolios.


THE FUNDS AND VANGUARD
Vanguard Treasury Fund and Vanguard Money Market Reserves are members of The Vanguard Group, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total net assets of more than $250 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group, Inc. is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

                                PLAIN TALK ABOUT
                             THE PORTFOLIOS' ADVISER

Vanguard Fixed Income Group provides investment advisory services to some 40 Vanguard Portfolios; as of November 30, 1996, the Group managed some $78 billion in assets.

         The managers responsible for the Portfolios' investments are:

         IAN A. MACKINNON, Senior Vice President of Vanguard; 23 years fixed-income investment experience, 17 years primary responsibility for Vanguard's internal fixed-income policy and strategy; B.A. from Lafayette College, M.B.A. from Pennsylvania State University.

         ROBERT F. AUWAERTER, Principal of Vanguard and Portfolio Manager; 19 years fixed-income investment experience; B.S., the University of Pennsylvania, M.B.A., Northwestern University.

         JOHN HOLLYER, Principal of Vanguard and Portfolio Manager; 10 years fixed-income investment experience; B.S. from the University of Pennsylvania.

         Mr. Auwaerter and Mr. Hollyer manage the Portfolios on a day-to-day basis. Mr. MacKinnon is responsible for setting the Portfolios' broad investment policies and for overseeing the Portfolio managers.


         Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

         A list of each Fund's directors (or trustees) and officers, and their present positions and principal occupations during the past five years, can be found in each Fund's Statement of Additional Information.


INVESTMENT ADVISER

Vanguard Fixed Income Group, P.O. Box 2600, Valley Forge, PA 19482, provides advisory services on an at-cost basis to the Treasury Money Market, Federal, and Prime Portfolios. For the year ended November 30, 1996, the three Portfolios paid a total of $3,238,000 in investment advisory expenses ($338,000 for the U.S. Treasury Portfolio, $343,000 for the Federal Portfolio, and $2,557,000 for the Prime Portfolio).

         The Group places all orders for purchases and sales for Portfolio securities, and is directed to get the best available price and most favorable execution with respect to all transactions.


GENERAL INFORMATION

Vanguard Money Market Reserves, Inc. is organized as a corporation under the laws of the state of Maryland. Until December 2, 1996, the Treasury Money Market Portfolio was a Portfolio of Vanguard Money Market Reserves, known as the U.S. Treasury Portfolio. On that date, the Treasury Money Market Portfolio was reorganized into a Portfolio of Vanguard Treasury Fund, a Delaware business trust.

         Shareholders of the Funds have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the trust or corporation. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of directors or trustees), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Funds except as required by the Investment Company Act of 1940. A meeting will be scheduled (for example, to vote on the removal of a director or trustee) if the holders of at least 10% of the Fund's shares request a meeting in writing.

INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?

         Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

         The following sections of the prospectus briefly explain the many services we offer you as a shareholder of the Treasury Money Market, Federal, or Prime Portfolios. Booklets providing detailed information are available on the services marked with a [BOOK ICON]. Please call us to request copies.

SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares.

TELEPHONE REDEMPTIONS               Automatically set up for these Portfolios
(SALES AND EXCHANGES)               unless you notify us otherwise.


CHECKWRITING                        Method for drawing money from your account
                                    by writing a check for $250 or more.

VANGUARD DIRECT DEPOSIT             Automatic method for depositing your
SERVICE                             paycheck or U.S. government payment
[BOOK ICON]                         (including Social Security and government
                                    pension checks) into your account.*


VANGUARD AUTOMATIC EXCHANGE         Automatic method for moving a fixed amount
SERVICE                             of money from one Vanguard fund account to
[BOOK ICON]                         another.*



VANGUARD FUND EXPRESS               Electronic method for buying or selling
[BOOK ICON]                         shares. You can transfer money between your
                                    Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.*

VANGUARD DIVIDEND EXPRESS           Electronic method for transferring dividends
[BOOK ICON]                         directly from your Vanguard fund account to
                                    your bank, savings and loan, or credit union account, or to another Vanguard fund account.

VANGUARD BROKERAGE SERVICES         A cost-effective way to trade stocks, bonds,
(VBS)                               and options on major exchanges, Nasdaq, and
[BOOK ICON]                         other domestic over-the-counter markets at
                                    reduced rates, and to buy and sell shares of non-Vanguard mutual funds. Call VBS
                                    (1-800-992-8327) for additional information and the appropriate forms.

*Can be used to invest a fixed amount on a regular basis or to contribute to an IRA or other retirement plan.

    INVESTOR INFORMATION 1-800-662-7447 -- CLIENT SERVICES 1-800-662-2739 --
                          TELE-ACCOUNT 1-800-662-6273

TYPES OF ACCOUNTS

INDIVIDUAL OR OTHER ENTITY

Vanguard's account registration form can be used to establish a variety of non-retirement accounts.

FOR ONE OR MORE PEOPLE              To open an account in the name of one
                                    (individual) or more (joint tenants) people.
                                    $3,000 minimum initial investment.

FOR A MINOR CHILD                   To open an account as an UGMA/UTMA (Uniform
  [BOOK ICON]                       Gifts/Transfers to Minors Act). Age of
                                    majority and other requirements are set by state law. $1,000 minimum initial investment.

FOR HOLDING TRUST ASSETS            To invest assets held in an existing trust.
  [BOOK ICON]                       $3,000 minimum initial investment.


FOR THIRD-PARTY TRUSTEE             To open an account as a retirement trust or
RETIREMENT INVESTMENTS              plan based on an existing corporate or
(Vanguard is not the custodian      institutional plan. These accounts are
or trustee.)                        established by the custodian or trustee of
                                    the existing plan.


FOR AN ORGANIZATION                 To open an account as a corporation,
                                    partnership, or other entity. These accounts may require a corporate resolution or other documents to name the individuals authorized to act. $3,000 minimum initial investment.


RETIREMENT

You establish these accounts with a Vanguard adoption agreement -- not a Vanguard account registration form. To request the appropriate adoption agreement and forms, or to ask questions about investing for retirement, call Investor Information.

FOR AN INDIVIDUAL RETIREMENT        To open a retirement account in the name of
ACCOUNT (IRA)                       an individual. IRAs can be established with
(Vanguard Fiduciary Trust           a contribution, a direct rollover from an
Company is the custodian.)          employer's plan, such as a 401(k), or an
                                    asset transfer or rollover from another
                                    financial institution, such as a bank or mutual fund company. $1,000 minimum initial investment.

FOR A SIMPLIFIED EMPLOYEE           To open a retirement account in the name of
PENSION PLAN ACCOUNT (SEP-IRA)      an employee. SEPs allow employers to make
(Vanguard Fiduciary Trust           deductible contributions directly to IRAs
Company is the custodian.)          established by their employees. A SEP can be
                                    established by people who are self-employed, small-business owners, partnerships, or corporations.

 INVESTOR INFORMATION  1-800-662-7447  --  CLIENT SERVICES  1-800-662-2739  --
                          TELE-ACCOUNT  1-800-662-6273

FOR A SAVINGS INCENTIVE MATCH       To open a retirement account in the name of
PLAN FOR EMPLOYEES ACCOUNT          an employee. Created as part of the Small
(SIMPLE-IRA)                        Business Job Protection Act of 1996, SIMPLEs
(Vanguard Fiduciary Trust           replace SAR-SEPs. SIMPLEs are exclusively
Company is the custodian.)          for employers that had 100 or fewer
                                    employees in the most recent calendar year and that do not maintain another employer-sponsored retirement plan. A SIMPLE can be established by people who are self-employed, small business owners, partnerships, or corporations. Salary reduction contributions may be made by the employee, with matching or non-matching contributions from the employer.

FOR A QUALIFIED RETIREMENT          To open a retirement account that allows
PROGRAM ACCOUNT                     small-business owners or people who are
(Vanguard Fiduciary Trust           self-employed to make tax-deductible
Company can be the trustee.)        retirement contributions for themselves and
                                    their employees into Profit-Sharing and
                                    Money Purchase Pension (Keogh) plans.

FOR A 403(b)(7) CUSTODIAL           To open a retirement account that allows
ACCOUNT                             employees of tax-exempt institutions (for
(Vanguard Fiduciary Trust           example, schools or hospitals) to make
Company is the custodian.)          pre-tax retirement contributions.


DISTRIBUTION OPTIONS

You can receive your dividend distributions in one of two ways:

REINVESTMENT                        Dividends are automatically reinvested in
                                    additional shares of the Portfolio unless you request a different distribution method.

DIVIDENDS IN CASH                   Dividends are paid by check and mailed to
                                    your account's address of record.

To electronically transfer cash dividends to your bank, savings and loan, or credit union account, or to another Vanguard fund account, see Vanguard Dividend Express under "Services and Account Features."

BUYING SHARES

You buy your Portfolio shares at a net asset value of $1.00 per share. Before it can begin earning dividends, your investment must be converted to federal funds, which usually takes one business day. (Federal funds are Federal Reserve deposits that banks and other financial institutions "borrow" from one another to meet short-term cash needs; portfolio advisers must use federal funds to pay for the securities they buy.) You begin earning dividends the calendar day after the Portfolio receives the federal funds.

         The Portfolios are offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 marketing fees.

 INVESTOR INFORMATION  1-800-662-7447  --  CLIENT SERVICES  1-800-662-2739  --
                          TELE-ACCOUNT  1-800-662-6273

MINIMUM INVESTMENT

BY MAIL
[envelope icon]
FIRST-CLASS mail to:
The Vanguard Group
P.O. Box 2600
Valley Forge, PA 19482

EXPRESS or REGISTERED mail to:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087


OPEN A NEW ACCOUNT

$3,000 (regular account); $1,000 (IRAs and custodial accounts for minors)

Complete and sign the application form.


Make your check payable to:
The Vanguard Group--(appropriate Portfolio number; see below)
Treasury Money Market  50
Federal                33
Prime                  30


All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.


ADD TO AN EXISTING ACCOUNT

$100 by mail or exchange; $1,000 by wire.

Mail your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form.

Make your check payable to:
The Vanguard Group--(appropriate Portfolio number; see below)
Treasury Money Market  50
Federal                33
Prime                  30


All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

If Vanguard receives your check by 4 p.m., Eastern time (the close of trading on the New York Stock Exchange), your investment is converted to federal funds the following business day, and you begin earning dividends the next calendar day. (For instance, if we received your check before 4 p.m. on a Thursday, your account would be credited Friday, and you would begin earning dividends Saturday.)

        If the check arrives after 4 p.m. Eastern time, your account is credited after two business days, and you begin earning dividends the calendar day after that. (If we received your check after 4 p.m. on a Thursday, your account would be credited Monday, and you would begin earning dividends Tuesday.)

IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.


BY TELEPHONE
[telephone icon]
1-800-662-6273
Vanguard Tele-Account(R)
1-800-662-2739
Client Services


OPEN A NEW ACCOUNT

Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer I.D., and account type).

ADD TO AN EXISTING ACCOUNT

Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer I.D., and account type).

Use Vanguard Fund Express (see "Services and Account Features") to transfer assets from your bank account. Call Client Services before your first use to verify that this option is in place.

*You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.

If you buy Portfolio shares through an exchange from another Vanguard fund by 4 p.m. Eastern time, your investment does not have to be converted to federal funds; you begin earning dividends the next calendar day.

IMPORTANT NOTE: Once a telephone transaction has been approved by you and a confirmation number assigned, it cannot be revoked. We reserve the right to refuse any purchase.

 INVESTOR INFORMATION  1-800-662-7447  --  CLIENT SERVICES  1-800-662-2739  --
                          TELE-ACCOUNT  1-800-662-6273



BY WIRE                               Call Client Services to arrange your              Call Client Services to arrange your
                                      wire transaction.                                 wire transaction.
Wire to:
CoreStates Bank, N.A.                 Wire transactions are not available               Wire transactions are not available
ABA 031000011                         for retirement accounts.                          for retirement accounts.
CoreStates No 01446936
[Temporary Account Number]
Vanguard Treasury Fund OR
Vanguard Money Market Reserves
[Account Registration]
Attention Vanguard


If you buy Portfolio shares through a federal funds wire, your investment begins earning dividends the next calendar day. You can begin earning dividends immediately if you notify Vanguard by 10:45 a.m. Eastern time that you intend to make a wire purchase that day.


AUTOMATICALLY                                     --                                    Vanguard offers a variety of ways
                                                                                        that you can add to your account
                                                                                        automatically. See "Services and
                                                                                        Account Features."


You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed as soon as it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.

NOTE: If you buy Portfolio shares through a registered broker-dealer or investment adviser, the broker-dealer or adviser may charge you a service fee.

         It is important that you call Vanguard before you invest a large dollar amount by wire or check. We must consider the interests of all Portfolio shareholders and so reserve the right to delay or refuse any purchase that will disrupt the Portfolio's operation or performance.

REDEEMING SHARES

IMPORTANT TAX NOTE: Any sale or exchange of shares in a non-retirement account could result in a taxable gain or a loss. However, because the Portfolios seek to maintain a stable net asset value of $1.00 per share, you will not incur a taxable gain or loss when you sell or exchange shares of these Portfolios.

The ability to redeem (that is, sell or exchange) Portfolio shares by telephone is automatically established for your account unless you tell us in writing that you do not want this option.

         To protect your account from unauthorized or fraudulent telephone instructions, Vanguard follows specific security procedures. When we receive a call requesting an account transaction, we require the caller to provide:

         /x/      Portfolio name.

         /x/      10-digit account number.

         /x/      Name and address exactly as registered on that account.

         /x/ Social Security or employer identification number as registered on that account.

         If you call to sell shares, the sale proceeds will be made payable to you, as the registered shareholder, and mailed to your account's address of record.

         If we follow reasonable security procedures, neither the Portfolio nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone. We believe that

    INVESTOR INFORMATION 1-800-662-7447 -- CLIENT SERVICES 1-800-662-2739 --
                          TELE-ACCOUNT 1-800-662-6273
these procedures are reasonable and that, if we follow them, you bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

HOW TO SELL SHARES

You may withdraw any part of your account, at any time, by selling shares.

         One way to sell shares is the checkwriting option (established when you set up your account or by calling Client Services). Your personalized Vanguard checks work in much the same way as bank checks, except that Vanguard checks are considered drafts and cannot be cashed immediately like a bank check. You cannot write a Vanguard check to redeem shares that you purchased by check within the previous ten days.

         When you sell shares by telephone or mail, sale proceeds are normally mailed within two business days after Vanguard receives your request in good order. Good order means that the request includes:

   /x/  Portfolio name and account number.

   /x/  Amount of the transaction (in dollars).

   /x/  Signatures of all owners exactly as registered on the account.

   /x/  Signature guarantees (if required).

   /x/  Any supporting legal documentation that may be required.

   /x/  Any certificates you are holding for the account.

         Sales or exchange requests received after the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) are processed the next business day.

         The Portfolios reserve the right to close any non-retirement or UGMA/UTMA account whose balance falls below the minimum initial investment. The Portfolios will deduct a $10 annual fee if your non-retirement account balance falls below $2,500 or if your UGMA/UTMA account balance falls below $500. The fee is waived if your total Vanguard account assets are $50,000 or more.

Some written requests require a signature guarantee from a bank, broker, or other acceptable financial institution. A notary public cannot provide a signature guarantee.

HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one Vanguard fund to purchase shares of another.

         Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

         Before you exchange into a new Vanguard fund, be sure to read its prospectus. For a copy and for answers to questions you might have, call Investor Information.

    INVESTOR INFORMATION 1-800-662-7447 -- CLIENT SERVICES 1-800-662-2739 --
                          TELE-ACCOUNT 1-800-662-6273

SELLING OR EXCHANGING SHARES        ACCOUNT TYPE

BY TELEPHONE                        ALL TYPES EXCEPT RETIREMENT:
[PHONE ICON]                        Call Vanguard Tele-Account* 24 hours a
1-800-662-6273                      day -- or Client Services during business
Vanguard Tele-Account               hours -- to sell or exchange shares. You can
1-800-662-2739                      exchange shares from any of these Portfolios
Client Service                      to open an account in another Vanguard fund
                                    or to add to an existing Vanguard fund
                                    account with an identical registration.

                                    RETIREMENT:

                                    You can exchange -- but not sell -- shares by calling Tele-Account or Client Services.

                                    *You must obtain a Personal Identification
                                    Number through Tele-Account at least seven days before you request your first redemption.

BY MAIL                             ALL TYPES EXCEPT RETIREMENT:
[ENVELOPE ICON]                     Send a letter of instruction signed by all
FIRST CLASS mail to:                registered account holders. Include the
The Vanguard Group                  Portfolio name and account number and (if
Vanguard Treasury Fund OR           you are selling) a dollar amount OR (if you
Vanguard Money Market Reserves      are exchanging) the name of the fund you
P.O. Box 1120                       want to exchange into and a dollar amount.
Valley Forge, PA 19482
                                    RETIREMENT:

EXPRESS or REGISTERED mail to:      For information on how to request
The Vanguard Group                  distributions from . . .
Vanguard Treasury Fund OR
Vanguard Money Market Reserves      -        IRAs, call Client Services.
455 Devon Park Drive
Wayne, PA 19087                     -        SEP-IRAs, 403(b)(7) custodial
                                             accounts, and Profit-Sharing and
                                             Money Purchase Pension (Keogh)
                                             Plans, call Individual Retirement
                                             Services at 1-800-662-2003.

                                    Depending on your account registration type, additional documentation may be required.


BY CHECK                            ALL TYPES EXCEPT RETIREMENT:
[CHECK ICON]                        You can sell shares by writing a check for
                                    $250 or more.

                                    RETIREMENT:
                                    Checkwriting is not available for retirement accounts.

AUTOMATICALLY                       ALL TYPES EXCEPT RETIREMENT:
[AUTO ICON]                         Vanguard offers several ways to sell or
                                    exchange shares automatically (see "Services and Account Features"). Call Investor
                                    Information for the appropriate booklet and application if you did not elect a feature when you opened your account.

         It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Portfolio shareholders and so reserve the right to delay your redemption proceeds -- up to seven days -- if the amount will disrupt a Portfolio's operation or performance.

                        A NOTE ON UNUSUAL CIRCUMSTANCES

Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in the "Redeeming Shares" section.

    INVESTOR INFORMATION 1-800-662-7447 -- CLIENT SERVICES 1-800-662-2739 --
                          TELE-ACCOUNT 1-800-662-6273

FUND AND ACCOUNT UPDATES

STATEMENTS AND REPORTS

We will send you clear, concise account and tax statements to help you keep track of your Portfolio account throughout the year, as well as when you are preparing your income tax returns.

         In addition, you will receive financial reports about the Treasury Money Market, Federal, and Prime Portfolios twice a year. These comprehensive reports include an assessment of each Portfolio's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the adviser, as well as a listing of its holdings and other financial statements.

CONFIRMATION STATEMENT              Sent each time you buy, sell, or exchange
                                    shares; confirms the trade date and the
                                    amount of your transaction.

PORTFOLIO SUMMARY                   Mailed quarterly; shows the market value of
                                    your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.

FUND FINANCIAL REPORTS              Mailed in January and July for these
                                    Portfolios.

TAX STATEMENTS                      Generally mailed in January; report previous
                                    year's dividend distributions as well as distributions from IRAs or other retirement accounts.

AUTOMATED TELEPHONE ACCESS

VANGUARD TELE-ACCOUNT               Toll-free access to Vanguard fund and
1-800-662-6273                      account information -- as well as some
Any time, seven days a week,        transactions -- through any TouchTone(TM)
from anywhere in the continental    telephone. Tele-Account provides total
United States and Canada.           return, share price, price change, and yield
[BOOK ICON]                          quotations for all Vanguard funds; gives
                                    your account balances and history (e.g., last transaction, latest dividend distribution, redemptions by check during the last three months); and allows you to sell or exchange fund shares.

COMPUTER ACCESS

VANGUARD ON THE                     Use your personal computer to visit
WORLD WIDE WEB                      Vanguard's education-oriented website,
http://www.vanguard.com             which provides timely news and information
                                    about Vanguard funds and services; an
                                    on-line "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

VANGUARD ONLINE(SM)                 Use your personal computer to learn more
KEYWORD: Vanguard                   about Vanguard funds and services; keep in
                                    touch with your Vanguard accounts; map out a long-term investment strategy; and ask questions, make suggestions, and send messages to Vanguard. Vanguard Online is offered through America Online(R) (AOL). To establish an AOL account, call
                                    1-800-238-6336.

    INVESTOR INFORMATION 1-800-662-7447 -- CLIENT SERVICES 1-800-662-2739 --
                          TELE-ACCOUNT 1-800-662-6273

PROSPECTUS POSTSCRIPT

This prospectus is designed to provide you with pertinent information about the Treasury Money Market, Federal, and Prime Portfolios, including their investment objectives, risks, strategies, and expenses, as well as services available to you as a shareholder.
         It is important that you understand these facts so that you can decide whether an investment in any of the Portfolios is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

IN READING THE PROSPECTUS, DID YOU LEARN . . .

         []       Each Portfolio's objectives? (page 7)

         []       Each Portfolio's investment policies? (page 8)

         []       Who should invest in each Portfolio? (page 7)

         []       The risks associated with each Portfolio? (pages 7-10)

         []       Whether each Portfolio is federally insured?
                  (inside front cover)

         []       Each Portfolio's expenses? (page 3)

         []       The background of the Portfolios' investment managers?
                  (page 14)

         []       How to open an account? (page 17)

         []       How to sell or exchange shares? (page 19)

         []       How often you'll receive statements and financial reports?
                  (page 22)
                                PLAIN TALK ABOUT
                             KEEPING YOUR PROSPECTUS

Reading this prospectus will help you to decide whether one or more of the Portfolios is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.

                                 ABOUT THE QUIZ

Knowing your risk tolerance is important when you are making an investment decision. To give you a general idea of your comfort level with investing, circle the response that most closely matches your personal situation. Keep in mind, though, that there is no "foolproof" way to accurately gauge your risk tolerance. Scoring for the quiz is below.


A SIMPLE RISK QUIZ

A. I HAVE BEEN INVESTING IN STOCK AND BOND MUTUAL FUNDS (OR IN INDIVIDUAL STOCKS OR BONDS) FOR . . .
    1.  Less than a year
    2.  1 - 2 years
    3.  3 - 4 years
    4.  5 - 9 years
    5.  10 years or more

B. WHEN IT COMES TO INVESTING IN STOCK OR BOND MUTUAL FUNDS (OR INDIVIDUAL STOCKS OR BONDS), I WOULD SAY I'M . . .
    1.  A very inexperienced investor
    2.  A somewhat inexperienced investor
    3.  A somewhat experienced investor
    4.  An experienced investor
    5.  A very experienced investor

C. I AM COMFORTABLE WITH INVESTMENTS THAT MAY LOSE MONEY FROM TIME TO TIME IF THEY OFFER THE POTENTIAL FOR HIGHER RETURNS.
    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

D. I WILL KEEP AN INVESTMENT EVEN IF IT LOSES 10% OF ITS VALUE OVER THE COURSE OF A YEAR.
    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

E. IN ADDITION TO MY LONG-TERM INVESTMENTS, I HAVE EMERGENCY SAVINGS EQUAL TO ____ MONTHS OF MY TAKE-HOME PAY.
    1.  Zero
    2.  One
    3.  Two
    4.  Three
    5.  Four or more

F.  I FIND IT EASY TO PAY MY MONTHLY BILLS FROM MY CURRENT PAY.
    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

G.  OVERALL, MY PERSONAL FINANCIAL SITUATION IS SECURE.
    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

                              HOW TO SCORE THE QUIZ

Use the number of your answer as the number of points scored. For instance, if you chose answer #3 to a question, that's worth three points. Add up your points and check below for the type of investor you are. (Note: if you chose answer #1 or #2 to Question C, subtract five points from your total score.)

- If you scored between 0 and 25 points, you are considered a conservative investor.

- If you scored between 26 and 32 points, you are considered a moderate investor.

- If you scored between 33 and 35 points, you are considered an aggressive investor.

GLOSSARY OF INVESTMENT TERMS


CASH RESERVES
Cash deposits as well as short-term bank deposits, money market instruments, bank CDs, repurchase agreements, and U.S. Treasury bills.

DIVERSIFICATION
Spreading your investments among many issuers (that is, organizations that sell securities).

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by the fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INVESTMENT ADVISER
An organization that makes the day-to-day decisions regarding a portfolio's investments.

LIQUIDITY
The degree of a security's marketability (that is, how quickly the security can be sold at a fair price and converted to cash).

MONEY MARKET FUND
A mutual fund that seeks to provide income, liquidity, and a stable share price by investing in very short-term, liquid investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PORTFOLIO DIVERSIFICATION
Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security.

PRINCIPAL
The amount of your own money you put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD
Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                             [VANGUARD GROUP LOGO]

                              Post Office Box 2600
                             Valley Forge, PA 19482


INVESTOR INFORMATION
DEPARTMENT
1-800-662-7447 (SHIP)
TEXT TELEPHONE:
1-800-952-3335
For information on our funds,
fund services, and retirement accounts; requests for literature

CLIENT SERVICES DEPARTMENT
1-800-662-2739 (CREW)
TEXT TELEPHONE:
1-800-662-2738
For information on your
account, account transactions,
account statements

VANGUARD BROKERAGE
SERVICES
1-800-992-8327
For information on trading
stocks, bonds, and options
at reduced commissions

VANGUARD TELE-ACCOUNT(R)
1-800-662-6273 (ON-BOARD)
For 24-hour automated access
to price and yield, information
on your account, certain
transactions


ELECTRONIC ACCESS TO THE
VANGUARD MUTUAL FUND
EDUCATION AND INFORMATION
CENTER
World Wide Web
http://www.vanguard.com

E-mail
online@vanguard.com


                                        (C) 1997 Vanguard Marketing
                                        Corporation, Distributor

                                        P030N

VANGUARD MONEY
MARKET PORTFOLIOS

Institutional Prospectus
March 26, 1997
                           [BACKGROUND SHIP GRAPHIC]

--------

VANGUARD MONEY MARKET RESERVES

-   Prime Portfolio

-   Federal Portfolio


VANGUARD TREASURY
MONEY MARKET
PORTFOLIO


This prospectus contains financial data for the Portfolios through the fiscal year ended November 30, 1996.


                                [VANGUARD LOGO]

VANGUARD MONEY MARKET RESERVES
VANGUARD TREASURY MONEY MARKET PORTFOLIO               MONEY MARKET MUTUAL FUNDS

CONTENTS

Portfolio Expenses                                  3

Financial Highlights                                5

A Word About Risk                                   7

The Portfolios'
Objectives                                          7

Who Should Invest                                   7

Investment Policies                                 8

Investment Limitations                             11

Investment
Performance                                        11

Share Price                                        13

Dividends and Taxes                                13

The Funds and
Vanguard                                           13

Investment Adviser                                 14

General Information                                14

Investing
with Vanguard

- For Plan Participants                            15

- For Other Institutional Investors                15

Accessing Fund Information
by Computer                                        16

Glossary                            Inside Back Cover


INVESTMENT OBJECTIVES AND POLICIES

Vanguard Money Market Reserves, Inc. is a diversified, open-end investment company that consists of two separate Portfolios: Federal and Prime. The Treasury Money Market Portfolio is part of Vanguard Treasury Fund, which is a diversified, open-end investment company as well.

   Each Portfolio seeks to provide current income and to maintain liquidity and a stable share price of $1.00. Each Portfolio focuses on specific high-quality, short-term money market instruments, such as securities backed by the full faith and credit of the U.S. government, securities issued by U.S. government agencies, or obligations issued by corporations and financial institutions.

   IT IS IMPORTANT TO NOTE THAT EACH PORTFOLIO SEEKS TO MAINTAIN, BUT DOES NOT GUARANTEE, A STABLE NET ASSET VALUE OF $1.00 PER SHARE. IN ADDITION, NONE OF THE PORTFOLIOS' SHARES IS GUARANTEED OR INSURED BY THE FDIC, THE U.S. GOVERNMENT, OR ITS AGENCIES.


FEES AND EXPENSES

The Portfolios are offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in each Portfolio's expense ratio.


IMPORTANT NOTE

This prospectus is intended for institutional clients and for participants in employer-sponsored retirement or savings plans. Another version -- for individuals who would like to open a personal account -- can be obtained by calling Vanguard at 1-800-662-7447.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Statements of Additional Information (dated March 26, 1997) containing more information about the Portfolios are, by reference, part of this prospectus and may be obtained without charge by contacting Vanguard (see back cover).


WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objectives, risks, and policies of the three Portfolios. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether one or more of the Portfolios is the right investment for your needs. We suggest that you keep it for future reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PORTFOLIO PROFILE                                 Vanguard Money Market Reserves
                                        Vanguard Treasury Money Market Portfolio


WHO SHOULD INVEST (page 7)

- Investors seeking a money market mutual fund as part of a balanced and diversified investment program.

-   Investors uncomfortable with share-price fluctuations.

-   Investors seeking income.

WHO SHOULD NOT INVEST

-   Investors seeking growth of their investment over time.

-   Investors looking for a fund that invests in stocks or bonds.

RISKS OF THE PORTFOLIOS (pages 7 - 10)

Each Portfolio is subject to income risk (the chance that falling short-term interest rates will cause the Portfolios' income -- and thus the Portfolios' return -- to decline) and manager risk (the chance that poor security selection will cause a Portfolio to lag similar funds). In addition, while the credit quality of all three Portfolios is expected to be very high, each Portfolio is subject to some degree of credit risk (the chance that the issuer of a security will be unable to pay interest and principal in a timely manner). More detailed information about risk -- including risks specific to each Portfolio -- is provided beginning on page 8.


DIVIDENDS (page 13)

Dividends are declared daily and paid on the first business day of each month. In participant accounts, all distributions are automatically reinvested.


INVESTMENT ADVISER (page 14)

Vanguard Fixed Income Group, Valley Forge, PA, manages each of the three Portfolios.

AVERAGE ANNUAL TOTAL RETURNS --
PERIODS ENDED NOVEMBER 30, 1996

                           1 Year   5 Years   10 Years
                          -----------------------------
Treasury Money
  Market Portfolio*         5.1%      4.1%      5.6%

Lipper U.S. Treasury
  Money Market Average      4.8       3.9       5.4

Federal Portfolio           5.2%      4.3%      5.8%

Lipper U.S. Government
  Money Market Average      4.8       3.9       5.4

Prime Portfolio             5.3%      4.4%      6.0%

Lipper Non-Government
  Money Market Average      4.8       3.9       5.5

-------------------------------------------------------
*Formerly known as Vanguard Money Market
 Reserves - U.S. Treasury Portfolio.


In evaluating past performance, remember that it is not indicative of future performance. Performance figures include the reinvestment of any dividends. The returns shown are net of expenses, but they do not reflect income taxes an investor would have incurred. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

PORTFOLIO PROFILE (continued)                     Vanguard Money Market Reserves
                                        Vanguard Treasury Money Market Portfolio

---------------------------------------------------------------------------------------------------
                                      TREASURY
                                     MONEY MARKET*            FEDERAL               PRIME
---------------------------------------------------------------------------------------------------
INCEPTION DATE:                           12/2/96               7/13/81                6/4/75

NET ASSETS AS OF 11/30/96:          $2.92 billion         $3.10 billion        $22.22 billion

EXPENSE RATIO FOR THE YEAR
   ENDED 11/30/96:                           0.32%                 0.32%                 0.32%

NEWSPAPER ABBREVIATION:**                VangTrsy               VangFdl                VangPr

VANGUARD FUND NUMBER:                         050                   033                   030
---------------------------------------------------------------------------------------------------

* On 12/2/96, Vanguard Money Market Reserves - U.S. Treasury Portfolio was reorganized as a separate portfolio of Vanguard Treasury Fund and renamed the Treasury Money Market Portfolio.

** Money market portfolios are listed separately from the daily mutual fund listings.

PORTFOLIO EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in one of the Portfolios.

  As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of any Portfolio:

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases:                            None
Sales Load Imposed on Reinvested Dividends:                 None
Redemption Fees:                                            None
Exchange Fees:                                              None

 The next table illustrates the operating expenses that you would incur as a shareholder of each Portfolio. These expenses are deducted from the Portfolio's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering the Portfolios, providing shareholder services, and other activities. The expenses shown in the table are based upon expenses incurred in the fiscal year ended November 30, 1996 (the expenses for the Treasury Money Market Portfolio are based upon those of Vanguard Money Market Reserves-U.S. Treasury Portfolio for its fiscal year ended November 30, 1996).



ANNUAL PORTFOLIO OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

--------------------------------------------------------------------------------
                                  TREASURY MONEY      FEDERAL         PRIME
                                 MARKET PORTFOLIO    PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------
Management and
   Administrative Expenses:               0.26%          0.26%          0.26%
Investment Advisory Expenses:             0.01%          0.01%          0.01%
12b-1 Marketing Fees:                     None           None           None
Other Expenses
   Marketing and Distribution
     Costs:                       0.03%            0.03%          0.03%
   Miscellaneous Expenses
     (e.g., Taxes, Auditing):     0.02%            0.02%          0.02%
Total Other Expenses:                     0.05%          0.05%          0.05%
TOTAL OPERATING EXPENSES
   (EXPENSE RATIO):                       0.32%          0.32%          0.32%


                                PLAIN TALK ABOUT
                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.



                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the average net assets of the fund. For instance, the Prime Portfolio's expense ratio in fiscal year 1996 was 0.32%, or $3.20 per $1,000 of average net assets. The average money market fund had expenses in 1996 of 0.72%, or $7.20 per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.

   The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes (1) that the Portfolio provides a return of 5% a year and (2) that you redeem your investment at the end of each period.

PORTFOLIO                     1 YEAR   3 YEARS   5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Treasury Money Market           $3       $10       $18        $41
Federal                         $3       $10       $18        $41
Prime                           $3       $10       $18        $41
--------------------------------------------------------------------------------

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following financial highlights tables show the results for a share outstanding for each of the last ten years ended November 30, 1996. The financial highlights for the fiscal years ended November 30 were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with each Portfolio's financial statements and accompanying notes, which appear in Vanguard Money Market Reserves' most recent Annual Report (along with the audit report from Price Waterhouse). The Annual Report (which includes information on the U.S. Treasury Portfolio) is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of each Portfolio's performance. You may have the Report sent to you without charge by writing to or calling Vanguard (see back cover).

                                 TREASURY MONEY MARKET PORTFOLIO*
-----------------------------------------------------------------------------------------------------------------------
                                      YEAR ENDED NOVEMBER 30,
-----------------------------------------------------------------------------------------------------------------------
                              1996       1995        1994        1993        1992        1991        1990        1989
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD      $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income        .050        .053        .036        .028        .036        .058        .077        .085
 Net Realized and
  Unrealized Gain (Loss)
  on Investments                --          --          --          --          --          --          --          --
------------------------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT
   OPERATIONS                 .050        .053        .036        .028        .036        .058        .077        .085
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income          (.050)      (.053)      (.036)      (.028)      (.036)      (.058)      (.077)      (.085)
 Distributions from
  Realized Capital Gains        --          --          --          --          --          --          --          --
------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS        (.050)      (.053)      (.036)      (.028)      (.036)      (.058)      (.077)      (.085)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD            $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
=========================================================================================================================
TOTAL RETURN                  5.11%       5.47%       3.63%       2.86%       3.68%       5.94%       8.02%       8.89%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)        $  2,917    $  2,527    $  2,056    $  1,751    $  2,321    $  2,092    $  1,594    $    412
Ratio of Expenses to
 Average Net Assets           0.32%       0.32%       0.32%       0.32%       0.30%       0.30%       0.30%       0.31%**
Ratio of Net Investment
 Income to Average
 Net Assets                   4.99%       5.33%       3.59%       2.83%       3.60%       5.76%       7.74%       8.44%
------------------------------------------------------------------------------------------------------------------------

                           YEAR ENDED NOVEMBER 30,
------------------------------------------------------
                            1988           1987
------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD     $   1.00       $   1.00
------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income       .068           .058
 Net Realized and
  Unrealized Gain (Loss)
  on Investments               --            --
------------------------------------------------------
  TOTAL FROM INVESTMENT
   OPERATIONS                .068           .058
------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income         (.068)         (.058)
 Distributions from
  Realized Capital Gains       --            --
  TOTAL DISTRIBUTIONS       (.068)         (.058)
------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD           $   1.00       $   1.00
======================================================
TOTAL RETURN                 7.02%          5.99%
======================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)       $    140       $   113
Ratio of Expenses to
 Average Net Assets          0.70%**       0.79%**
Ratio of Net Investment
 Income to Average
 Net Assets                  6.85%          5.80%
------------------------------------------------------

* Formerly known as Vanguard Money Market Reserves - U.S. Treasury Portfolio. ** Insurance premiums represent 0.40%, 0.42%, and 0.44%.



  From time to time, the Vanguard funds advertise yield and total return figures. Yield is an historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus any capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.



                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the Treasury Money Market Portfolio as an example. The Treasury Money Market Portfolio (known as the U.S. Treasury Portfolio until December 2, 1996) began fiscal 1996 with a net asset value (price) of $1.00 per share. During the year, the Portfolio earned $.050 per share from investment income (interest and dividends). All of these earnings were returned to shareholders in the form of dividend distributions. The earnings ($.050 per share) less distributions ($.050 per share) resulted in a share price of $1.00 at the end of the year. Assuming that the shareholder had reinvested the distribution in the purchase of more shares, total return from the Portfolio was 5.11% for the year.

  As of November 30, 1996, the Portfolio had more than $2.91 billion in net assets; an expense ratio of 0.32% ($3.20 per $1,000 of net assets); and net investment income amounting to 4.99% of its average net assets.

                                                          FEDERAL PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
                                                       YEAR ENDED NOVEMBER 30,
-----------------------------------------------------------------------------------------------------------------------------------
                            1996      1995       1994       1993       1992       1991       1990       1989       1988       1987
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD      $  1.00   $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income       .051      .056       .038       .029       .038       .060       .078       .088       .070       .061
 Net Realized and
  Unrealized Gain (Loss)
  on Investments             --        --         --         --         --         --         --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT
   OPERATIONS                .051      .056       .038       .029       .038       .060       .078       .088       .070       .061
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income         (.051)    (.056)     (.038)     (.029)     (.038)     (.060)     (.078)     (.088)     (.070)     (.061)
 Distributions from
  Realized Capital Gains     --        --         --         --         --         --         --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS       (.051)    (.056)     (.038)     (.029)     (.038)     (.060)     (.078)     (.088)     (.070)     (.061)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD            $  1.00   $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
===================================================================================================================================
TOTAL RETURN                 5.26%     5.77%      3.82%      2.98%      3.83%      6.18%      8.14%      9.15%      7.20%      6.25%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)        $ 3,100   $ 2,637    $ 2,196    $ 1,907    $ 1,986    $ 2,000    $ 1,950    $ 1,531    $ 1,214    $   839
Ratio of Expenses to
 Average Net Assets          0.32%     0.32%      0.32%      0.32%      0.30%      0.30%      0.30%      0.28%      0.33%      0.37%
Ratio of Net Investment
 Income to Average
 Net Assets                  5.13%     5.61%      3.78%      2.94%      3.76%      6.01%      7.90%      8.78%      7.00%      6.10%
-----------------------------------------------------------------------------------------------------------------------------------


                                                          PRIME PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
                                                      YEAR ENDED NOVEMBER 30,
-----------------------------------------------------------------------------------------------------------------------------------
                            1996       1995       1994       1993       1992       1991       1990       1989       1988      1987
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD      $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00   $  1.00
 ----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income       .052       .057       .038       .030       .038       .062       .080       .090       .072      .063
 Net Realized and
  Unrealized Gain (Loss)
  on Investments             --         --         --         --         --         --         --         --         --        --
 ----------------------------------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT
   OPERATIONS                .052       .057       .038       .030       .038       .062       .080       .090       .072      .063
 ----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income         (.052)     (.057)     (.038)     (.030)     (.038)     (.062)     (.080)     (.090)     (.072)    (.063)
 Distributions from
  Realized Capital Gains     --         --         --         --         --         --         --         --         --        --
 ----------------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS       (.052)     (.057)     (.038)     (.030)     (.038)     (.062)     (.080)     (.090)     (.072)    (.063)
 ----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD            $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00   $  1.00
===================================================================================================================================
TOTAL RETURN                 5.31%      5.82%      3.87%      3.02%      3.89%      6.39%      8.32%      9.40%      7.47%     6.49%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)        $22,218    $18,764    $15,109    $12,367    $12,638    $13,496    $13,579    $11,067    $ 6,863   $ 4,088
Ratio of Expenses to
 Average Net Assets          0.32%      0.32%      0.32%      0.32%      0.30%      0.30%      0.30%      0.28%      0.33%     0.37%
Ratio of Net Investment
 Income to Average
 Net Assets                  5.18%      5.64%      3.84%      2.98%      3.82%      6.20%      8.06%      9.05%      7.28%     6.30%
 ----------------------------------------------------------------------------------------------------------------------------------

A WORD ABOUT RISK

This prospectus describes the risks you will face as an investor in the Treasury Money Market, Federal, and Prime Portfolios. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in one or more of the Portfolios, you should weigh your desire for income with your need to protect your investment.

    Look for this "warning flag" symbol [BLACK FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of any of the three Portfolios, may confront.



THE PORTFOLIOS' OBJECTIVES

Each Portfolio seeks to provide current income while maintaining liquidity and a stable net asset value of $1.00 per share. These objectives are fundamental, which means that they cannot be changed unless a majority of a Portfolio's shareholders vote to do so.


WHO SHOULD INVEST

Any of the Portfolios may be a suitable investment for you if:

- You wish to add a money market portfolio to your existing holdings, which could include other cash -- as well as stock and bond -- investments.

-   You want an investment that does not fluctuate in value.

-   You want income.

-   You characterize your investment temperament as "very conservative."

    Each Portfolio is intended to serve most investors' short-term needs. However, investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Portfolio's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Portfolios have adopted the following policies:

- Each of the Portfolios reserves the right to reject any purchase request -- including exchanges from other Vanguard Funds -- that it regards as disruptive to the efficient management of the Portfolio. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

-   The Portfolios reserve the right to stop offering shares at any time.

    If you own shares of one of the Portfolios as an investment option in an employer-sponsored retirement or savings plan, your plan dictates the rules governing exchanges. Contact your plan administrator for details.

                                PLAIN TALK ABOUT

                                  CASH RESERVES

Cash reserves are any investment that can be easily converted into cash with little or no cost or penalty. A money market mutual fund, a checking account or certificate of deposit (CD) at a bank, and Treasury bills issued by the U.S. government are examples of cash reserves. Keep in mind, however, that each type varies in its credit quality and its ability to provide a competitive yield.


INVESTMENT POLICIES

This section explains how the Portfolios' investment adviser pursues the objectives of income, liquidity, and stability. It also explains several important risks -- income risk, manager risk, and credit risk -- faced by Portfolio shareholders. Unlike the Portfolios' objectives, the Portfolios' policies are not fundamental and can be changed by the Portfolios' boards of directors or trustees without shareholder approval. However, before making any important change in its policies, the Portfolio will give shareholders 30-days notice, in writing.

MARKET EXPOSURE

Each Portfolio invests in very high-quality money market instruments -- also known as cash reserves -- that are considered short term (that is, they mature in 13 months or less). Each Portfolio will maintain a dollar-weighted average maturity of 90 days or less.

[BLACK FLAG] EACH PORTFOLIO IS SUBJECT TO INCOME RISK, WHICH IS THE POSSIBILITY
             THAT A PORTFOLIO'S DIVIDENDS (THAT IS, INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. BECAUSE THE PORTFOLIOS' INCOME IS BASED ON SHORT-TERM INTEREST RATES -- WHICH CAN FLUCTUATE SIGNIFICANTLY OVER SHORT PERIODS -- INCOME RISK IS EXPECTED TO BE HIGH FOR ALL THREE PORTFOLIOS.

  To illustrate how the yields of short-term securities can fluctuate as interest rates rise and fall, the following chart shows month-end yields for short-term securities (as represented by 90-day Treasury bills) and long-term securities (as represented by 30-year U.S. Treasury bonds) over the past five years.

                    SHORT-TERM AND LONG-TERM MONTH-END YIELDS
                                  (1992 - 1996)


                                  [LINE CHART]


These yields reflect past performance and should not be regarded as an indication of future returns from either Treasury bills or bonds as a whole or any of the Portfolios in particular.

SECURITY SELECTION

Vanguard Fixed Income Group, adviser to the Portfolios, selects high-quality money market instruments. Each Portfolio focuses on securities of a particular class of issuer (for example, the U.S. government, U.S. government agencies, financial institutions).

[FLAG GRAPHIC] EACH PORTFOLIO IS SUBJECT TO MANAGER RISK, WHICH IS THE
               POSSIBILITY THAT VANGUARD FIXED INCOME GROUP MAY DO A POOR JOB OF SELECTING SECURITIES.

   The Treasury Money Market Portfolio invests solely in securities whose interest and principal payments are backed by the full faith and credit of the U.S. government. At least 80% of the Portfolio's assets will always be invested in U.S. Treasury securities. The remainder of the Portfolio's assets may include securities issued by the U.S. Treasury and other government agencies, such as the Government National Mortgage Association (GNMA), the Small Business Administration, and the Federal Financing Bank.

   The Federal Portfolio invests in securities whose interest and principal payments are backed by the full faith and credit of the U.S. government or by an agency of the government (these agency securities are not backed by the full faith and credit of the U.S. government). These agencies include, among others, the Federal Home Loan Bank, the Federal National Mortgage Association (FNMA), the Tennessee Valley Authority, and the Federal Land Bank.

   The Prime Portfolio invests in certificates of deposit, bankers acceptances, commercial paper, and other money market securities rated Prime-1 by Moody's Investors Service, Inc., or A-1 by Standard & Poor's Corporation. Securities that are unrated must be issued by a corporation with a debt rating of Aa3 or better by Moody's or AA- or better by Standard & Poor's. The Prime Portfolio also invests in short-term corporate, state, and municipal obligations rated Aa3 or better by Moody's or AA- or better by Standard & Poor's; and securities that are considered suitable for the Federal Portfolio (see the previous paragraph).

   The Prime Portfolio may also invest in Eurodollar and Yankee obligations, which are certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include the possibility that a foreign government will not let U.S. dollar-denominated assets leave the country; the possibility that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and the possibility that adverse political or economic developments will affect investments in a foreign country. Before the Portfolio's adviser selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as the issuers of domestic securities.


                                PLAIN TALK ABOUT

                            MONEY MARKET INSTRUMENTS

The term "money market instruments" refers to a variety of short-term investments, usually with a maturity of 13 months or less. Some common types are Treasury bills and notes, which are securities issued by the U.S. Government; commercial paper, which is a promissory note issued by a large company or financial firm; bankers acceptances, which are credit instruments guaranteed by a bank; and negotiable certificates of deposit, which are issued by banks in large denominations.


                                PLAIN TALK ABOUT

                           CREDIT QUALITY AND RATINGS

A money market instrument's credit quality depends upon the issuer's ability to pay interest on the security and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance (in the rating agency's opinion) the security's issuer will default, or fail to meet its payment obligations. Direct U.S. Treasury obligations (that is, securities backed by the U.S. government) carry the highest credit ratings. All things being equal, money market instruments with greater credit risk offer higher yields.

                                PLAIN TALK ABOUT

                              REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) and at a specific price.


                                PLAIN TALK ABOUT

                                   DERIVATIVES

A derivative is a financial contract whose value, or interest rate, is based on (or "derived" from) a traditional security (such as a stock or bond), money market benchmark (such as U.S. Treasury bill rates or Federal Funds Effective
Rate), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index).


   In addition, each Portfolio may invest up to 10% of its net assets in restricted or illiquid securities. Restricted or illiquid securities are not freely marketable or are subject to legal restrictions on their sales.


[FLAG GRAPHIC] EACH PORTFOLIO IS SUBJECT, TO A LIMITED EXTENT, TO CREDIT RISK,
               WHICH IS THE POSSIBILITY THAT THE ISSUER OF A SECURITY WILL BE UNABLE TO REPAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

   The three Portfolios differ mainly in terms of credit risk. In absolute terms, each Portfolio's credit quality is very high.

   In relative terms, the Treasury Money Market Portfolio, which invests in securities backed by the full faith and credit of the U.S. government, offers the lowest credit risk -- and generally the lowest yield -- of the three Portfolios.

   Not all of the securities included in the Federal Portfolio are backed by the full faith and credit of the U.S. government, and so the Portfolio's potential credit risk and yield are somewhat higher than the Treasury Money Market Portfolio.

   While the credit quality of its securities is very high, the Prime Portfolio invests in money market securities of private financial and nonfinancial corporations; therefore, it offers the highest credit risk and generally the highest yield of the three Portfolios.

   Bear in mind that, while each Portfolio invests in high-quality money market instruments, the three Portfolios are not insured or guaranteed by the FDIC or any other agency of the U.S. government.

[FLAG GRAPHIC] THE PRIME AND FEDERAL PORTFOLIOS RESERVE THE RIGHT TO INVEST IN
               REPURCHASE AGREEMENTS, WHICH ARE SUBJECT TO SPECIFIC RISKS.


   Repurchase agreements carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another person. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be sold to pay off the seller's debts. The Portfolio's adviser believes that these risks can be controlled through careful security selection and monitoring.


[FLAG GRAPHIC] THE PORTFOLIOS RESERVE THE RIGHT TO INVEST, TO A LIMITED EXTENT,
               IN FLOATING-RATE SECURITIES, WHICH ARE TRADITIONAL TYPES OF DERIVATIVES.

   A floating-rate security's interest rate, as the name implies, is not set; instead, it fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). These securities reset their yields on a periodic basis (for example, daily, weekly, or quarterly) and are closely correlated to changes in money market interest rates.

   The Portfolios will not use derivatives for speculative purposes or as leveraged investments that magnify the risks of an investment.


PORTFOLIO TURNOVER

Because of the short-term nature of money market instruments, the turnover rate for each Portfolio is expected to be high. This high turnover rate should not increase Portfolio costs, however, since brokerage commissions are not usually charged for the purchase or sale of money market instruments.


INVESTMENT LIMITATIONS

To reduce risk and maintain diversification, the Portfolios have adopted limits on some of their investment policies. Specifically, each Portfolio will not:

- Invest more than 5% of its assets in the securities of any one issuer, excluding the U.S. government.

-   Buy more than 10% of any class of securities of any issuer.

- Invest more than 25% of its assets in any one industry, excluding obligations of the U.S. government, certificates of deposit, and U.S. bankers acceptances.

- Borrow money from a bank, except for temporary or emergency purposes. Amounts borrowed will not exceed 15% of the Portfolio's net assets. When borrowing exceeds 5% of the Portfolio's total net assets, the Portfolio will not make additional investments. In borrowing, each Portfolio may be leveraged and may rise or fall in value more rapidly.


   The limitations listed in this prospectus and in the Statements of Additional Information are fundamental and may be changed only by approval of a majority of the Portfolios' shareholders.


INVESTMENT PERFORMANCE

The Portfolios invest in short-term securities; therefore, their performance is closely correlated to short-term interest rates. Historically, short-term interest rates' up-and-down fluctuations have been influenced primarily by Federal Reserve policy and by market supply and demand.


                                PLAIN TALK ABOUT

                                PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

                          AVERAGE ANNUAL TOTAL RETURNS
                           FOR PERIODS ENDED 11/30/96


                                               1 YEAR    5 YEARS   10 YEARS
                                               ------    -------   --------
TREASURY MONEY MARKET PORTFOLIO                  5.1%      4.1%      5.6%

LIPPER U.S. TREASURY MONEY MARKET AVERAGE        4.8%      3.9%      5.4%

FEDERAL PORTFOLIO                                5.2%      4.3%      5.8%

LIPPER U.S. GOVERNMENT MONEY MARKET AVERAGE      4.8%      3.9%      5.4%

PRIME PORTFOLIO                                  5.3%      4.4%      6.0%

LIPPER NON-GOVERNMENT MONEY MARKET AVERAGE       4.8%      3.9%      5.5%


*Formerly known as Vanguard Money Market Reserves - U.S. Treasury Portfolio.


 The results shown above represent the Portfolios' "average annual total return" performance, which assumes that any distributions of dividends were reinvested for the indicated periods. Also included is comparative information on industry money market averages. The chart does not make any allowance for federal, state, or local income taxes that shareholders must pay on a current basis.

SHARE PRICE

Each Portfolio's share price, called its net asset value, is expected to remain at a constant $1.00. Although the stable share price is not guaranteed, the Portfolios are managed and securities are purchased to maintain that price.


DIVIDENDS AND TAXES

Each Portfolio's dividends accrue daily. On the first business day of every month, the Portfolios distribute to shareholders virtually all of their income from interest as dividend distributions.

    If you own shares of a Portfolio as an investment option in an employer-sponsored retirement or savings plan, these dividends will be reinvested in additional Portfolio shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan document, or your own tax adviser about the tax consequences of an investment in a Portfolio or of any plan withdrawals.

    If your Portfolio investment is not part of an employer-sponsored plan, you can receive distributions in cash, or you may have them automatically reinvested in more shares of the Portfolio. Dividend distributions -- whether received in cash or reinvested in additional shares -- are subject to federal (and possibly state and local) income taxes, no matter how long you have held the shares in the Portfolio. In addition, if your investment is not part of an employer-sponsored plan, you may be eligible for other tax considerations:

- Depending on your state's tax rules, the portion of a Portfolio's dividends that comes from U.S. Treasury securities and other "direct" U.S. Treasury obligations may be exempt from state and local taxes. The Portfolios will notify you each year how much, if any, of your distribution may qualify for this exemption.

- As a Delaware business trust and a portfolio made up of direct U.S. government obligations, the Treasury Money Market Portfolio should be exempt from any intangibles taxes. The Portfolio will notify you each year how much, if any, of the Portfolio's assets qualify for this exemption.

    You should consult your own tax adviser about other tax consequences of an investment in any of the Portfolios.


THE FUNDS AND VANGUARD

Vanguard Treasury Fund and Vanguard Money Market Reserves are members of The Vanguard Group, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total net assets of more than $250 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

                                PLAIN TALK ABOUT

                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group, Inc. is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

                                PLAIN TALK ABOUT

                             THE PORTFOLIOS' ADVISER

Vanguard Fixed Income Group provides investment advisory services to some 40 Vanguard Portfolios; as of November 30, 1996, the Group managed some $78 billion in assets.

   The managers responsible for the Portfolios' investments are:

   IAN A. MACKINNON, Senior Vice President of Vanguard; 23 years fixed-income investment experience, 17 years primary responsibility for Vanguard's internal fixed-income policy and strategy; B.A. from Lafayette College, M.B.A. from Pennsylvania State University.

   ROBERT F. AUWAERTER, Principal of Vanguard and Portfolio Manager; 19 years fixed-income investment experience; B.S., the University of Pennsylvania, M.B.A., Northwestern University.

   JOHN HOLLYER, Principal of Vanguard and Portfolio Manager; 10 years fixed-income investment experience; B.S. from the University of Pennsylvania.

   Mr. Auwaerter and Mr. Hollyer manage the Portfolios on a day-to-day basis. Mr. MacKinnon is responsible for setting the Portfolios' broad investment policies and for overseeing the Portfolio managers.


   Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

   A list of each Fund's directors (or trustees) and Officers, and their present positions and principal occupations during the past five years, can be found in each Fund's Statement of Additional Information.


INVESTMENT ADVISER

Vanguard Fixed Income Group, P.O. Box 2600, Valley Forge, PA 19482, provides advisory services on an at-cost basis to the Treasury Money Market, Federal, and Prime Portfolios. For the year ended November 30, 1996, the three Portfolios paid a total of $3,238,000 in investment advisory expenses ($338,000 for the U.S. Treasury Portfolio, $343,000 for the Federal Portfolio, and $2,557,000 for the Prime Portfolio).

   The Group places all orders for purchases and sales for Portfolio securities, and is directed to get the best available price and most favorable execution with respect to all transactions.


GENERAL INFORMATION

Vanguard Money Market Reserves, Inc. is organized as a corporation under the laws of the State of Maryland. Until December 2, 1996, the Treasury Money Market Portfolio was a Portfolio of Vanguard Money Market Reserves, known as the U.S. Treasury Portfolio. On that date, the Treasury Money Market Portfolio was reorganized -- into a Portfolio of Vanguard Treasury Fund, a Delaware business trust.

   Shareholders of the Funds have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the trust or corporation. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of directors or trustees), each share outstanding at that point would be entitled to one vote.

   The Prime Portfolio features two separate classes of shares. For personal investments of $10 million or more, the Portfolio offers Prime Portfolio Institutional Shares; for personal investments of lesser amounts the Portfolio offers Prime Portfolio Shares, which is the share class described in this prospectus. Prime Portfolio Institutional Shares and Prime Portfolio Shares do not have the same expenses; as a result the performance of these separate share classes could differ.

INVESTING WITH VANGUARD

FOR PLAN PARTICIPANTS

One or more of the three Portfolios described in this prospectus is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Portfolio as an investment option.

- If you have any questions about a Portfolio or Vanguard, including the Portfolio's investment objective, strategies, or risks, contact Vanguard's Participant Services Department, toll-free, at 1-800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.


INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.


TRANSACTIONS

Contributions, exchanges, or redemptions of a Portfolio's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.


EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. However, because excessive exchanges can potentially disrupt the management of a Portfolio and increase its transaction costs, Vanguard reserves the right to refuse any exchange request. In addition, certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions. Contact your plan administrator for details on the exchange policies that apply to your plan.

    Before making an exchange, you should consider the following:

- Before you exchange to another Vanguard fund available in your plan, you should read that fund's prospectus. Contact Participant Services, toll-free, at 1-800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.

FOR OTHER INSTITUTIONAL INVESTORS

If you have questions about the Treasury Money Market, Federal, or Prime Portfolios, including how to establish an account, call Vanguard, toll-free, at 1-800-523-1036.

    If you have questions about an existing account, contact your Vanguard account administrator.


TRANSACTIONS

Purchases, exchanges, or redemptions of a Portfolio's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your purchase, exchange, or redemption, and that Vanguard has received the appropriate assets.

   Vanguard must consider the interests of all Portfolio shareholders and so reserves the right to . . .

- Delay or reject any purchase or exchange request that may disrupt the Portfolio's operation or performance.

- Revise or terminate the exchange privilege or limit the amount of an exchange, at any time, without notice.

-   Take up to seven days to deliver your redemption proceeds.


ACCESSING FUND INFORMATION BY COMPUTER

Vanguard on the
World Wide Web
http://www.vanguard.com

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services, an on-line "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.


VANGUARD ONLINE(sm)
KEYWORD: Vanguard

Use your personal computer to learn more about Vanguard funds and services; map out a long-term investment strategy; and ask questions, make suggestions, and send messages to Vanguard. Vanguard Online is offered through America Online(R)
(AOL). To establish an AOL account, call 1-800-238-6336.

GLOSSARY OF INVESTMENT TERMS


CASH RESERVES

Cash deposits as well as short-term bank deposits, money market instruments, bank CDs, repurchase agreements, and U.S. Treasury bills.


DIVERSIFICATION

Spreading your investments among many issuers (that is, organizations that sell securities).


DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by the fund's investments.


EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.


FIXED INCOME SECURITIES

Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.


INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.


LIQUIDITY

The degree of a security's marketability (that is, how quickly the security can be sold at a fair price and converted to cash).


MONEY MARKET FUND

A mutual fund that seeks to provide income, liquidity, and a stable share price by investing in very short-term, liquid investments.


MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.


PORTFOLIO DIVERSIFICATION

Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security.


PRINCIPAL

The amount of your own money you put into an investment.


SECURITIES

Stocks, bonds, money market instruments, and other investment vehicles.


TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.


VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.


YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[LOGO]

THE VANGUARD GROUP

Institutional Division
Post Office Box 2900
Valley Forge, PA 19482


FOR PARTICIPANTS IN EMPLOYER-SPONSORED PLANS

PARTICIPANT SERVICES DEPARTMENT

1-800-523-1188

Text Telephone:
1-800-523-8004

For information on the Vanguard Funds in your plan, Monday through Friday 8:30 a.m. to 7:00 p.m., Eastern time


FOR OTHER INSTITUTIONAL INVESTORS
1-800-523-1036

For information on Vanguard Funds and services



ELECTRONIC ACCESS TO THE VANGUARD MUTUAL FUND EDUCATION AND INFORMATION CENTER

World Wide Web
http://www.vanguard.com

E-mail
online@vanguard.com


(C) 1997 Vanguard Marketing Corporation, Distributor

                                     PART B

                             VANGUARD TREASURY FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 26, 1997

     This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated March 26, 1997). To obtain the Prospectus please call the Investor Information Department:

                                 1-800-662-7447

                               TABLE OF CONTENTS

                                                                                            PAGE
                                                                                            ----
The Fund..................................................................................     1
Investment Objectives and Policies........................................................     1
Investment Limitations....................................................................     2
Yield and Total Return....................................................................     4
Calculation of Yield......................................................................     4
Purchase of Shares........................................................................     5
Redemption of Shares......................................................................     5
Shareholder Services......................................................................     5
Comparative Indexes.......................................................................     6
Management of the Fund....................................................................     9
Description of Shares and Voting Rights...................................................    12
Financial Statements......................................................................    12
Appendix--Description of Securities and Ratings...........................................    12

                                    THE FUND

     Vanguard Treasury Fund (the "Fund") is an open-end, diversified, management investment company whose shares are currently offered in one distinct Portfolio.

                       INVESTMENT OBJECTIVE AND POLICIES

     The following policies supplement the investment objective and policies set forth in the Fund's Prospectus:

     RESTRICTED SECURITIES The Portfolio may invest in restricted securities (privately placed debt securities) and other securities which are not readily marketable, but will not acquire such securities if as a result they, together with the aggregate of other securities for which no quotations are readily available, would comprise more than 10% of the value of the Portfolio's net assets. Pursuant to Section 4(2) of the Securities Act of 1933 and Rule 144A under the Securities Act of 1933, as amended, if a substantial market among qualified institutional buyers develops for restricted securities held by any Portfolio, the Fund intends to treat such securities as liquid securities, in accordance with procedures approved by the Fund's Board of Trustees.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Portfolio should be in a position where more than 10% of the value of its net assets are invested in restricted or illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

     ILLIQUID SECURITIES Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Fund's books. An illiquid security includes repurchase agreements which have a maturity of longer than seven days, securities which are illiquid by virtue of the absence of a readily available market, and demand instruments with a demand notice exceeding seven days. Illiquid securities may include securities that are not registered under the Securities Act of 1933 (the "1933 Act"); however, unregistered securities that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act will not be considered illiquid so long as it is determined by the Fund's adviser that an adequate trading market exists for the security. From time to time, the Fund's Board of Trustees may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 10% limitation described above.

     SECURITIES OF OTHER INVESTMENT COMPANIES The Portfolio may invest in securities of other investment companies if the securities are acquired as part of a merger, consolidation of acquisition of assets approved by the Portfolio's shareholders or otherwise to the extent permitted by Section 12 of the Investment Company Act of 1940. The Portfolio will invest only in investment companies which have investment objectives and policies consistent with those of the Portfolio. When investing in the securities of other investment companies, the Portfolio may incur fees and expenses of the underlying fund in addition to the Portfolio's own fees and expenses.

                             INVESTMENT LIMITATIONS

     The following policies supplement the investment limitations set forth in the Prospectus. It is a fundamental policy of the Portfolio not to engage in any of the following activities or business practices. These restrictions may not be changed with respect to the Portfolio without the approval of a majority of the Portfolio's outstanding shares (as defined in the Investment Company Act of 1940). The Portfolio may not:

      1) purchase securities other than the securities in which the Portfolio is authorized to invest as set forth in the Prospectus;

      2) borrow money in excess of 15% of the total assets of the Portfolio taken at market value and then only from banks as a temporary measure for extraordinary or emergency purposes; provided, the Portfolio may borrow from any existing and future investment company member of The Vanguard Group of Investment Companies, or its predecessors, through its interfund lending facility; the Portfolio will not borrow to increase income (leveraging) but only to facilitate redemption requests which might otherwise require untimely dispositions of portfolio securities; the Portfolio will repay all borrowings before making additional investments and interest paid on such borrowings will reduce net income;

      3) make loans to other persons (except by the purchase of obligations in which the Portfolio is authorized to invest); provided, the Portfolio may make loans to any existing and future investment company member of The Vanguard Group or its predecessors, through its interfund lending facility; and provided further, that the Portfolio will not enter into repurchase agreements if, as a result thereof, more than 10% of the net assets of the Portfolio (taken at current value) would be subject to repurchase agreements maturing in more than seven days;

      4) purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets (taken at current value) would be invested in the securities of such issuer, or (b) the Portfolio would hold more than 10% of any class of securities of such issuer (for this purpose, all debt obligations of an issuer maturing in less than one year are treated as a single class of securities);

      5) write, or invest in, put, call, straddle or spread options or invest in interests in oil, gas or other mineral exploration or development programs;

      6) purchase securities on margin or sell any securities short;

      7) purchase any securities which could cause more than 25% of the value of the Portfolio's total net assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in United States Treasury Bills, other obligations issued or guaranteed by the Federal Government, its agencies and instrumentalities or certificates of deposit or bankers' acceptances of domestic institutions;

      8) mortgage, pledge or hypothecate its assets except in an amount up to 15% (10% as long as the Fund's shares are registered for sale in certain states) of the value of the Portfolio's total assets but only to secure borrowings for temporary or emergency purposes;

      9) engage in the business of underwriting securities issued by other persons, except to the extent that the Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of investment securities;

     10) purchase or otherwise acquire any security if, as a result, more than 10% of its net assets (including any investment in The Vanguard Group, Inc.) would be invested in securities that are illiquid;

     11) purchase or sell real estate, real estate investment trust securities, commodities, or commodity contracts;

     12) invest in companies for the purpose of exercising control;

     13) invest in securities of other investment companies, except as may be acquired as a part of a merger, consolidation or acquisition of assets approved by the Portfolio's shareholders or otherwise to the extent permitted by Section 12 of the Investment Company Act of 1940. The Portfolio will invest only in investment companies which have investment objectives and investment policies consistent with those of the Portfolio;

     14) issue senior securities.

     Notwithstanding these limitations, the Portfolio may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of, any company which will be: (1) wholly owned by the Fund and one or more other investment companies, and is (2) primarily engaged in the business of providing, at-cost, management, administrative, distribution or related services to the Fund and other investment companies. See "Management of the Fund."

     As an operational policy of the Portfolio, the Portfolio will not in the aggregate, enter into repurchase agreements maturing in more than seven days, or invest in any other illiquid securities if, as a result thereof, more than 10% of the net assets of the Portfolio would be invested in such assets.

     The above-mentioned investment limitations are considered at the time investment securities are purchased.

                             YIELD AND TOTAL RETURN

     The yield of the Portfolio for the 7-day period ended November 30, 1996 is set forth below. Yields are calculated daily for the Portfolio.

    Treasury Money Market Portfolio*.................................................   5.03%

     The average annual total return of the Portfolio for the one-, five- and ten-year periods ending November 30, 1996 is set forth below:

                               1 YEAR ENDED     3 YEARS ENDED     5 YEARS ENDED     10 YEARS ENDED
                                 11/30/96         11/30/96          11/30/96           11/30/96
                               ------------     -------------     -------------     --------------
    Treasury Money Market
      Portfolio*.............       5.1%              4.7%              4.1%              5.6%

---------------
*Formerly the U.S. Treasury Portfolio of Vanguard Money Market Reserves, Inc.

     Total return is computed by finding the average compounded rates of return over the periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.

                              CALCULATION OF YIELD

     The current yield of the Portfolio is calculated daily on a base period return of a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes) in such account by its average net asset value for the period, and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Portfolio, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for the Portfolio by adding 1 to the net change, raising the sum to the 365/7 power, and subtracting 1 from the result.

     Set forth below is an example, for purposes of illustration only, of the current and effective yield calculations for the Portfolio for the 7-day base period ended November 30, 1996.

                                                                                      TREASURY MONEY
                                                                                     MARKET PORTFOLIO
                                                                                     ----------------
                                                                                         11/30/96
                                                                                     ----------------
Value of account at beginning of period...........................................       $1.00000
Value of same account at end of period*...........................................        1.00096
                                                                                     ----------------
Net Change in account value.......................................................       $ .00096
Annualized Current Net Yield (Net
  Change X 365/7) average net asset value.........................................           5.03
Effective Yield [(Net Change)+1]365/7-1...........................................           5.13
Average Weighted Maturity of Investments..........................................        53 Days

---------------
*Exclusive of any capital changes.

     The net asset value of a share of the Portfolio is $1.00 and it is not expected to fluctuate. However, the yield of the Portfolio will fluctuate. The annualization of a week's dividend is not a representation by the Portfolio as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Portfolio invests in, changes in interest rates on instruments, changes in the expenses of the Fund and other factors. Yields are one basis investors may use to analyze the Portfolio of the Fund, and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared, and differences in the methods used in valuing portfolio instruments, computing net asset values and calculating yields.

                               PURCHASE OF SHARES

     The Fund reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                              REDEMPTION OF SHARES

     The Fund may suspend redemption privileges for the Portfolio or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     The Fund will make an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or l% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment readily marketable securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Share Price of the Portfolio" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

     No charge is made by the Fund for redemptions; except for wire withdrawals in amounts less than $5,000 which will be subject to a maximum charge of $5.00 which will be deducted from the principal in your account. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by each Portfolio.

                              SHAREHOLDER SERVICES

     EXCHANGE PRIVILEGE The Portfolio's shares may be exchanged without cost for shares of any open-end Fund currently offering its shares to new investors in The Vanguard Group ("Vanguard"). A shareholder of any other open-end Fund in Vanguard may likewise exchange his shares for shares of the Portfolio. Exchange requests may be made either by mail, telephone or telegraph.

     Telephone and telegraph exchanges (referred to as "expedited exchanges") will be accepted only if the registration of the two accounts is identical. Requests for expedited exchanges received prior to the close of the New York Stock Exchange (generally 4:00 P.M. Eastern time) will be processed at the next determined net asset value after such request is received. Requests received after the close of the New York Stock Exchange (generally 4:00 P.M. Eastern time), will be processed on the next business day. NO EXPEDITED EXCHANGES WILL BE ACCEPTED INTO, OR FROM, VANGUARD BALANCED INDEX FUND, VANGUARD INDEX TRUST, VANGUARD QUANTITATIVE PORTFOLIOS AND VANGUARD INTERNATIONAL EQUITY INDEX FUND. Neither the Fund nor Vanguard will be responsible for the authenticity of exchange instructions received by telephone or telegraph. Expedited exchanges may also be subject to limitations as to amounts and frequency, and to other restrictions established by the Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders. Shareholders may obtain the terms of these limitations, which may be revised at any time, from Vanguard.

     Any such exchange will be based on the respective net asset values of the shares involved. There are no sales commissions or charges of any kind. Before making an exchange, a shareholder should consider the investment objectives and policies of the Portfolio or Fund to be purchased, and other relevant information (including the minimum initial investment), which can be found in the prospectus relating to that particular Portfolio or Fund. A prospectus for any of the Vanguard Funds or Portfolios may be obtained from Vanguard.

     For Federal income tax purposes an exchange between Funds is a taxable event and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time, and the Portfolio or Vanguard Funds may limit or discontinue the offering of its shares without notice to shareholders.

     TRANSFER OF SHARES Fund shares may be transferred to another person by sending appropriate written instructions to Vanguard. The account must be clearly identified and include the number of shares to be transferred and the signatures of all registered owners. The signature on the letter of instructions or any stock power must be guaranteed. As in the case of withdrawals, the written request must be received in "Good Order" before any transfer can be made.

     INFORMATION FOR SHAREHOLDERS Following any purchase or redemption, a shareholder will receive a statement which reflects all activity during the current calendar year. Each shareholder will also receive a quarterly statement, which includes a valuation as of the day the statement is prepared.

     Shareholders will receive semi-annual financial statements audited at least annually by independent accountants whose selection is ratified by shareholders.

                              COMPARATIVE INDEXES

     Vanguard may use reprinted material discussing the Vanguard Group, Inc. or any of the member funds of the Vanguard Group of Investment Companies.

     Vanguard Treasury Fund may use one or more of the following unmanaged indexes for comparative performance purposes:

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.

WILSHIRE 5000 EQUITY INDEX -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

RUSSELL 3000 STOCK INDEX -- a diversified portfolio of approximately 3,000 common stocks accounting for over 90% of the market value of publicly traded stocks in the U.S.

RUSSELL 2000 STOCK INDEX -- composed of the 2,000 smallest stocks contained in the Russell 3000, representing approximately 7% of the Russell 3000 total market capitalization.

RUSSELL 2000(R) VALUE INDEX -- contains stocks from the Russell 2000 Index with a less-than-average growth orientation.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN LONG-TERM TREASURY BOND -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND -- consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

LEHMAN CORPORATE (BAA) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

BOND BUYER MUNICIPAL BOND INDEX -- is a yield index on current coupon high-grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield of four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index and 25% Standard & Poor's Utilities Index).

LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated Baa- or better. The Index has a market value of over $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.3 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $600 billion.

LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

LIPPER SMALL COMPANY GROWTH FUND AVERAGE -- the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

LIPPER BALANCED FUND AVERAGE -- an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GENERAL EQUITY FUND AVERAGE -- an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER FIXED INCOME FUND AVERAGE -- an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

                             MANAGEMENT OF THE FUND

OFFICERS AND TRUSTEES

     The Fund's Officers, under the supervision of the Board of Trustees, manage the day-to-day operations of the Fund. The Trustees, who are elected annually by shareholders, set broad policies for the Fund. A list of the Trustees and Officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth below. The mailing address of the Trustees and Officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, Chairman and Trustee*
     Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group. Director of The Mead Corporation, General Accident Insurance and Chris-Craft Industries, Inc.

JOHN J. BRENNAN, President, Chief Executive Officer & Trustee*
     President, Chief Executive Officer and Director of The Vanguard Group, Inc. and each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Trustee
     Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Director of Sun Company, Inc.; Director of Westinghouse Electric Corporation.

BARBARA BARNES HAUPTFUHRER, Trustee
     Director of The Great Atlantic and Pacific Tea Company, Alco Standard Corp., Raytheon Company, Knight-Ridder Inc., and Massachusetts Mutual Life Insurance Co. and Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, Trustee
     President Emeritus of The Brookings Institution; Director of American Express Bank, Ltd., The St. Paul Companies, Inc., and National Steel Corporation.

BURTON G. MALKIEL, Trustee
     Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Company.

ALFRED M. RANKIN, JR., Trustee
     Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of The BFGoodrich Company and The Standard Products Company.

JOHN C. SAWHILL, Trustee
     President and Chief Executive Officer, of The Nature Conservancy; formerly, Director and Senior Partner, McKinsey & Co., President, New York University; Director of Pacific Gas and Electric Company, Procter & Gamble Company and NACCO Industries.

JAMES O. WELCH, JR., Trustee
     Retired Chairman of Nabisco Brands Inc., retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Director of Kmart Corporation.

J. LAWRENCE WILSON, Trustee
     Chairman and Chief Executive Officer, Rohm & Haas Company; Director of Cummins Engine Company and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, Secretary*
     Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer*
     Treasurer of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller*
     Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.
---------------

*Officers of the Fund are "interested persons" as defined in the Investment
 Company Act of 1940.

THE VANGUARD GROUP

     The Fund is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard Funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's total expenses which are allocated among the Funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.

     The Fund's Officers are also Officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.

     Vanguard adheres to a Code of Ethics established pursuant to Rule 17j-I under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

     Vanguard was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts of which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At November 30, 1996, Vanguard Treasury Money Market Portfolio (then known as U.S. Treasury Portfolio, a series of Vanguard Money Market Reserves, Inc.), had contributed capital of $268,000 to Vanguard, representing 1.34% of Vanguard's capitalization. The Funds' Service Agreement provides as follows: (a) each Vanguard Fund may invest up to 0.40% of its current assets in Vanguard and (b) there is no other limitation on the amount that each Vanguard Fund may contribute to Vanguard's Capitalization.


     MANAGEMENT Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended November 30, 1996, the Portfolio's share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $7,379,000.


     DISTRIBUTION Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, acts as Sales Agent for the shares of the Funds, in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon relative net assets. The remaining one half of those expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the fiscal year ended November 30, 1996, the Portfolio paid approximately $819,000 of the Group's distribution and marketing expenses or .03 of 1% of the Portfolio's average month-end net assets.

     INVESTMENT ADVISORY SERVICES Vanguard also provides the Fund, Vanguard Money Market Reserves, Vanguard Municipal Bond Fund, Vanguard Bond Index Fund, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard Admiral Funds, Vanguard California Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard New York Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard Index Trust, Vanguard Balanced Index Fund, Vanguard Institutional Index Fund, Vanguard Tax-Managed Fund, Reit Index Portfolio of Vanguard Specialized Portfolios, several Portfolios of Vanguard Variable Insurance Fund, Vanguard International Equity Index Fund, Aggressive Growth Portfolio of Vanguard Horizon Fund, Total International Portfolio of Vanguard STAR Fund a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts with investment advisory services. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services. During the years ended November 30, 1994, 1995, and 1996 the Portfolio paid approximately $212,000, $297,000 and $338,000, respectively, of Vanguard's expenses relating to investment advisory services.


     REMUNERATION OF TRUSTEES The Fund pays each Trustee, who is not also an Officer, an annual fee plus travel and other expenses incurred in attending Board meetings. The Fund's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits. For the fiscal year ended November 30, 1996, the Fund's proportionate share of remuneration for all Officers as a group was approximately $84,885 and its proportionate share of the amounts contributed to the retirement plans of all Officers as a group was approximately $2,010.


     Under its retirement plan, Vanguard contributes annually an amount equal to 10% of each eligible Officer's annual compensation plus 5.7% of that part of an eligible Officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Under the Thrift Plan, all eligible Officers are permitted to make pre-tax basic contributions in a maximum amount equal to 4% of total compensation which are matched by Vanguard on a 100% basis.

     TRUSTEES' RETIREMENT FEES A Retirement Plan for Trustees has been implemented to provide a fee to retired Trustees equal to $1,000 per year of service on the Board, up to 15 years of service. This fee will remain in place subsequent to the Trustee's retirement for a period of 10 years or until a retired Trustee's death.

                            VANGUARD TREASURY FUND*
                               COMPENSATION TABLE


                                AGGREGATE       PENSION OR RETIREMENT        ESTIMATED          TOTAL COMPENSATION
                               COMPENSATION      BENEFITS ACCRUED AS      ANNUAL BENEFITS     FROM ALL VANGUARD FUNDS
     NAMES OF TRUSTEES          FROM FUND       PART OF FUND EXPENSES     UPON RETIREMENT       PAID TO TRUSTEES(2)
---------------------------    ------------     ---------------------     ---------------     -----------------------
John C. Bogle(1)                      --                   --                      --                      --
John J. Brennan(1)                    --                   --                      --                      --
Barbara Barnes Hauptfuhrer        $  955                $ 148                 $15,000                 $65,000
Robert E. Cawthorn                $  955                $ 124                 $13,000                 $65,000
Bruce K. MacLaury                 $1,036                $ 145                 $12,000                 $60,000
Burton G. Malkiel                 $  955                $  99                 $15,000                 $65,000
Alfred M. Rankin, Jr.             $  955                $  78                 $15,000                 $65,000
John C. Sawhill                   $  955                $  93                 $15,000                 $65,000
James O. Welch, Jr.               $  955                $ 114                 $15,000                 $65,000
J. Lawrence Wilson                $  955                $  82                 $15,000                 $65,000


(1) As "Interested Trustees," Messrs. Bogle and Brennan receive no compensation for their service as Trustees.
(2) The amounts reported in this column reflect the total compensation paid to each Trustee for their service as Director or Trustee of 34 Vanguard Funds (33 in the case of Mr. Malkiel; 27 in the case of Mr. MacLaury).

* Formerly the U.S. Treasury Portfolio of Vanguard Money Market Reserves.

                    DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest with a par value of $.001. The Board of Trustees has the power to designate one or more classes ("Portfolios") of shares of beneficial interest. Currently the Fund is offering shares of one Portfolio.

     The shares of the Portfolio are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of the Portfolio have no pre-emptive rights. The shares of the Portfolio have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund then issued and outstanding and entitled to vote, irrespective of the Portfolio or class, shall be voted in the aggregate and not by Portfolio or class: except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual Portfolio or class; and (ii) when the matter does not affect any interest of a particular Portfolio or class, then only shareholders of the affected class or classes shall be entitled to vote thereon.

                              FINANCIAL STATEMENTS

     The Vanguard Treasury Money Market Portfolio's (formerly the U.S. Treasury Portfolio of Vanguard Money Market Reserves) financial statements for the year ended November 30, 1996, including the financial highlights for each of the five fiscal years in the period ended November 30, 1996, appearing in the Vanguard Money Market Reserves 1996 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Vanguard Money Market Reserves 1996 Annual Report to Shareholders is enclosed with this Statement of Additional Information.

               APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     As used in this prospectus, the term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. The term also refers to "repurchase agreements" collateralized by such securities.

     U.S. Treasury Securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and the U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

     An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and the Federal National Mortgage Association.